                     [LOGO OF THE AMERICAN FUNDS GROUP(R)]

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                            EuroPacific Growth Fund
                                   Prospectus




                                  JUNE 1, 1997

EUROPACIFIC GROWTH FUND
333 South Hope Street
Los Angeles, CA 90071

--------------------------------------------------------------------------------

TABLE OF CONTENTS

Expenses                               3       Investment Results                   9
 ........................................       ......................................
Financial Highlights                   4       Dividends, Distributions and Taxes  10
 ........................................       ......................................
Investment Policies and Risks          5       Fund Organization and Management    11
 ........................................       ......................................
Securities and Investment Techniques   6       Shareholder Services                14
 ........................................
Multiple Portfolio Counselor System    7

--------------------------------------------------------------------------------

The fund's investment objective is to achieve long-term growth of capital by investing in securities of issuers domiciled outside the U.S. Normally, the fund seeks to achieve this investment objective by investing primarily in equity securities of issuers domiciled in Europe or the Pacific Basin.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


16-010-0697

================================================================================
EXPENSES

The effect of the expenses described below is reflected in the fund's share price or return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Fund operating expenses are paid out of the fund's assets and are factored into its share price.

SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on purchases
(as a percentage of offering price)                                    5.75%

 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets)

--------------------------------------------------------------------------------
Management fees                                                         0.48 %
 ................................................................................
12b-1 expenses                                                          0.23 %/1/
 ................................................................................
Other expenses                                                          0.19 %
 ................................................................................
Total fund operating expenses                                           0.90 %

/1/ 12b-1 expenses may not exceed 0.25% of the fund's average net assets annually. Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------
One year                                                              $66
 ................................................................................
Three years                                                           $85
 ................................................................................
Five years                                                            $104
 ................................................................................
Ten years                                                             $162

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

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                                       EUROPACIFIC GROWTH FUND / PROSPECTUS    3
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

================================================================================

FINANCIAL HIGHLIGHTS

The following information has been audited by Price Waterhouse LLP, independent accountants. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA

                                                YEARS ENDED MARCH 31/1/
                                                .......................
                          1997    1996    1995    1994    1993    1992    1991    1990    1989    1988
                         ------------------------------------------------------------------------------
Net asset value,
beginning of year       $24.28    $ 20.89  $21.95  $17.64  $16.64  $15.18  $14.39  $13.38  $12.64  $13.46
-------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income    .46       .46     .35     .24     .22     .28     .28     .25     .23     .23
 .......................................................................................................
Net realized and
unrealized gain (loss)
on investments           3.28     3.63    (.19)   4.37    1.04    1.48    1.02    1.95    1.54     .63
 .......................................................................................................
Total income
from investment
operations               3.74     4.09     .16    4.61    1.26    1.76    1.30    2.20    1.77     .86
-------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
investment income        (.41)    (.49)   (.317)  (.187)  (.222)  (.30)   (.33)   (.28)   (.18)   (.33)
 .......................................................................................................
Dividends from net
realized non-U.S.
currency gains/2/        (.03)      --    (.003)  (.043)  (.038)    --      --      --      --      --
 .......................................................................................................
Distributions from net
realized gains           (.88)    (.21)   (.90)   (.07)     --      --    (.18)   (.91)   (.85)  (1.35)
 .......................................................................................................
Total distributions      (1.32)   (.70)  (1.22)   (.30)   (.26)   (.30)   (.51) ( 1.19)  (1.03)  (1.68)
 .......................................................................................................
Net asset value, end of
year                    $26.70   $ 24.28  $20.89  $21.95  $17.64  $16.64  $15.18  $14.39  $13.38  $12.64
-------------------------------------------------------------------------------------------------------
Total return/3/          15.88%   19.84%    .71%  26.27%   7.69%  11.71%   9.11%  16.99%  14.69%   8.12%
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of year
(in millions)          $16,737   $12,335  $8,588  $6,429  $2,992  $1,933  $1,138  $  584  $  228  $  188
 .......................................................................................................
Ratio of expenses to
average net assets        .90%     .95%    .97%    .99%   1.10%   1.24%   1.28%   1.24%   1.30%   1.21%
 .......................................................................................................
Ratio of net income to
average net assets       1.77%    2.09%   1.80%   1.13%   1.40%   1.85%   2.23%   2.29%   1.87%   1.56%
 .......................................................................................................
Average commissions
paid/4/                  1.36c   1.10c    .21c    .08c    .25c    .22c     2.09c   2.17c   2.42c  3.48c
 .......................................................................................................
Portfolio turnover rate      %   21.77%  16.02%  21.37%  10.35%   9.65%   8.58%  25.82%  35.47%  28.90%
-------------------------------------------------------------------------------------------------------

/1/ Adjusted to reflect the 100% share dividend effective June 10, 1993.
/2/ Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.
/3/ Calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

/4/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

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4   EUROPACIFIC GROWTH FUND / PROSPECTUS
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

================================================================================

INVESTMENT POLICIES AND RISKS

The fund aims to provide you with long-term growth of capital by investing in securities of issuers domiciled outside the U.S.

Under normal market conditions, the fund seeks to achieve this investment objective by investing primarily (at least 65% of its total assets) in securities of issuers domiciled in Europe or the Pacific Basin. The Pacific Basin is generally defined as those countries bordering the Pacific Ocean. In addition, the fund may invest in securities of issuers domiciled in other countries including developing countries. In determining the domicile of an issuer, Capital Research and Management Company takes into account such factors as where the company is legally organized, and/or maintains its principal corporate offices, and/or conducts its principal operations.



The fund's assets may be invested in common stocks, securities convertible into common stocks, straight debt securities (generally rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or unrated but determined to be of equivalent quality by Capital Research and Management Company), government securities, nonconvertible preferred stocks, repurchase agreements, or cash or cash equivalents (such as commercial paper, commercial bank obligations, and securities of the U.S. Government, its agencies and instrumentalities).
These securities may be denominated in U.S. dollars or other currencies.
MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

The fund's fundamental investment restrictions (described in the statement of additional information) and objective may not be changed without shareholder approval. All other investment practices may be changed by the fund's board of trustees.

ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

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                                       EUROPACIFIC GROWTH FUND / PROSPECTUS    5
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

================================================================================

SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES

Equity securities represent an ownership position in a company. These securities may include common stocks, and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities. The growth-oriented, equity-type securities generally purchased by the fund may involve greater risk than is customarily associated with investing in stocks of larger, more established companies and may be subject to greater price swings.

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest up to 5% of its total assets in debt securities rated Baa or BBB or below by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality by Capital Research and Management Company. Securities rated Ba and BB or below are commonly known as "high-yield, high-risk" or "junk" bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. The quality restrictions described above do not apply to securities convertible into common stocks.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.


OTHER SECURITIES

The fund may also invest in securities that have both equity and debt characteristics such as non-convertible preferred stocks and convertible securities. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

INVESTING IN VARIOUS COUNTRIES

Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the

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6   EUROPACIFIC GROWTH FUND / PROSPECTUS
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

================================================================================

opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

CURRENCY TRANSACTIONS

The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to hedge against changes in currency exchange rates. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates.

   PRIVATE PLACEMENTS

Normally, securities acquired in private placements are subject to contractual restrictions on resale. Any such securities will be considered illiquid unless they have been specifically determined to be liquid taking into account factors such as the frequency and volume of trading and the commitment of dealers to make markets under procedures which may be adopted by the fund's board of trustees. The fund may incur certain additional costs in disposing of such securities. The fund will not invest more than 5% of the value of its total assets in restricted securities; however, non-U.S. securities that can be freely traded in a securities market outside the U.S. are excluded from this limitation.
--------------------------------------------------------------------------------
MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of

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                                       EUROPACIFIC GROWTH FUND / PROSPECTUS    7
--------------------------------------------------------------------------------

================================================================================

multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.

==============================================================================================================
                                                                                      Years of Experience as
                                                                                      Investment Professional
                                                                                          (approximate)
--------------------------------------------------------------------------------------------------------------
                                                     Years of Experience         With Capital
  Portfolio Counselors                             as Portfolio Counselor        Research and
           for                                    (and Research  Professional,   Management
 EuroPacific Growth Fund                             if applicable) for          Company or
                            Primary Title(s)      EuroPacific Growth Fund        its Affiliates   Total Years
--------------------------------------------------------------------------------------------------------------
Thierry                  Trustee and President    13 years (since the            34 years         34 years
Vandeventer              of the fund.             fund began operations)
                         Chairman of the
                         Board, Capital
                         Research Company*
--------------------------------------------------------------------------------------------------------------
Stephen E.               Executive Vice           13 years (since the            25 years         31 years
Bepler                   President of the fund.   fund began operations)
                         Senior Vice President,
                         Capital Research
                         Company*
--------------------------------------------------------------------------------------------------------------
Mark E.                  Executive Vice           6 years (in addition           15 years         15 years
Denning                  President of the fund.   to 3 years as a research
                         Senior Vice President    professional prior to
                         and Director, Capital    becoming a portfolio
                         Research Company*        counselor for the fund)
--------------------------------------------------------------------------------------------------------------
Robert W.                Vice President of the    3 years (in addition           12 years         12 years
Lovelace                 fund. Executive Vice     to 7 years as a research
                         President and            professional prior to
                         Director, Capital        becoming a portfolio
                         Research Company*        counselor for the fund)
--------------------------------------------------------------------------------------------------------------
Janet A.                 Vice President of the    7 years (in addition           15 years         21 years
McKinley                 fund. Senior Vice        to 5 years as a research
                         President, Capital       professional prior to
                         Research Company*        becoming a portfolio
                                                  counselor for the fund)
--------------------------------------------------------------------------------------------------------------
Martial Chaillet         Senior Vice President,   3 years (in addition to 5      25 years         25 years
                         Capital Research         years as a research
                         Company*                 professional prior to
                                                  becoming a portfolio
                                                  counselor for the fund)
--------------------------------------------------------------------------------------------------------------
  The fund began operations on April 16, 1984.
* Company affiliated with Capital Research and Management Company.
==============================================================================================================

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8   EuroPacific Growth Fund / Prospectus
--------------------------------------------------------------------------------

================================================================================

INVESTMENT RESULTS

The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Currently the fund calculates investment results only on a total return basis. Results calculated without a sales charge will be higher.

X TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

X YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

X DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

                               INVESTMENT RESULTS
                       (FOR PERIODS ENDED MARCH 31, 1997)

AVERAGE
ANNUAL             THE FUND       THE FUND AT
TOTAL               AT NET          MAXIMUM             MSCI
RETURNS:        ASSET VALUE/1/  SALES CHARGE/1/,/2/     EAFE/3/
--------------------------------------------------------------------------------
One year        15.88%          9.23%                 1.75%
 ................................................................................
Five years      13.72%          12.38%                10.91%
 ................................................................................
Ten years       12.89%          12.23%                6.32%
 ................................................................................
Lifetime/4/     16.30%          15.77%                14.41%

--------------------------------------------------------------------------------

/1/ These fund results were calculated according to a standard that is required for all stock and bond funds.
/2/ The maximum sales charge has been deducted.

/3/ Morgan Stanley Capital International EAFE (Europe, Australasia, Far East)
    Index measures all major stock markets outside North America. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/4/ The fund began operations April 16, 1984.

--------------------------------------------------------------------------------
                                       EUROPACIFIC GROWTH FUND / PROSPECTUS    9
--------------------------------------------------------------------------------

================================================================================


Calendar Year Returns @ NAV

1996   18.64%
1995   12.87
1994   1.13
1993   35.60
1992   2.30
1991   18.59
1990   -0.11
1989   24.19
1988   20.95
1987   7.50


Past results are not an indication of future results.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund usually pays dividends, which may fluctuate, in June and December. Capital gains, if any, are also usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

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10   EUROPACIFIC GROWTH FUND / PROSPECTUS
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

================================================================================

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

--------------------------------------------------------------------------------
FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust in 1993. All fund operations are supervised by the fund's board of trustees who meet periodically and perform duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant corporate matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management

--------------------------------------------------------------------------------
                                       EUROPACIFIC GROWTH FUND / PROSPECTUS   11
--------------------------------------------------------------------------------

================================================================================

Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company may not exceed 0.69% of the fund's average net assets annually and declines at certain asset levels. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's "code of ethics."

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Plan is in effect. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

--------------------------------------------------------------------------------
12   EUROPACIFIC GROWTH FUND / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                            [MAP OF UNITED STATES]




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                                       EUROPACIFIC GROWTH FUND / PROSPECTUS   13
--------------------------------------------------------------------------------

================================================================================

SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS OR ACCOUNTS HELD BY INVESTMENT DEALERS. IF YOU ARE INVESTING IN SUCH A MANNER, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE OR DEALER ABOUT WHAT SERVICES
ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.
--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. This includes exchange purchase orders that may place an unfair burden on other shareholders due to their frequency.

Various purchase options are available as described below subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

X Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

X Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

--------------------------------------------------------------------------------
14   EUROPACIFIC GROWTH FUND / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

X Cross-Reinvestment

  You may invest your dividends and capital gain distributions into any other fund in The American Funds Group.

X Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R) (see below) or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

X Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS

----------------------------------------------------------------
To establish an account                                   $  250
 For a retirement plan account                            $  250
 For a retirement plan account through payroll deduction  $   25
To add to an account                                      $   50
 For a retirement plan account                            $   25

--------------------------------------------------------------------------------
                                       EUROPACIFIC GROWTH FUND / PROSPECTUS   15
--------------------------------------------------------------------------------

================================================================================

SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                     SALES CHARGE AS A
                                       PERCENTAGE OF
                                    ...................
                                                             DEALER
                                                 NET     CONCESSION AS
                                     OFFERING  AMOUNT    % OF OFFERING
INVESTMENT                            PRICE   INVESTED       PRICE
------------------------------------------------------------------------
Less than $50,000                      5.75%     6.10%           5.00%
 ........................................................................
$50,000 but less than $100,000         4.50%     4.71%           3.75%
 ........................................................................
$100,000 but less than $250,000        3.50%     3.63%           2.75%
 ........................................................................
$250,000 but less than $500,000        2.50%     2.56%           2.00%
 ........................................................................
$500,000 but less than $1 million      2.00%     2.04%           1.60%
 ........................................................................
$1 million or more and certain
other investments described below  see below see below see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 200 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE WITHIN ONE YEAR OF PURCHASE BY THESE ACCOUNTS. A dealer concession of up to 1% may be paid by the fund from its Plan of Distribution on these investments. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by American Funds Distributors on these investments. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

--------------------------------------------------------------------------------
16   EUROPACIFIC GROWTH FUND / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. During 1997, American Funds Distributors will also provide additional compensation to the top one hundred dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

X Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

X Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

X Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.

--------------------------------------------------------------------------------
                                       EUROPACIFIC GROWTH FUND / PROSPECTUS   17
--------------------------------------------------------------------------------

================================================================================

X Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount (which, at your request, may include purchases made during the previous 90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges which may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.

--------------------------------------------------------------------------------
SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R) (see below), or by fax. Sales by telephone or fax are limited to $50,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days. Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a bank, savings association, credit union, or member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made

--------------------------------------------------------------------------------
18   EUROPACIFIC GROWTH FUND / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Fund Group within 90 days after the date of the redemption or distribution. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.
--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R)

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R). To use this service, call 800/325-3590 from a TouchTone(TM) telephone.

TELEPHONE PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone (including American FundsLine(R)) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

--------------------------------------------------------------------------------
                                       EUROPACIFIC GROWTH FUND / PROSPECTUS   19
--------------------------------------------------------------------------------

================================================================================

NOTES


--------------------------------------------------------------------------------
20   EUROPACIFIC GROWTH FUND / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

NOTES



--------------------------------------------------------------------------------
                                       EUROPACIFIC GROWTH FUND / PROSPECTUS   21
--------------------------------------------------------------------------------

================================================================================

NOTES




--------------------------------------------------------------------------------
22   EUROPACIFIC GROWTH FUND / PROSPECTUS
--------------------------------------------------------------------------------

================================================================================

NOTES




--------------------------------------------------------------------------------
                                       EUROPACIFIC GROWTH FUND / PROSPECTUS   23
--------------------------------------------------------------------------------

        FOR SHAREHOLDER SERVICES               FOR DEALER SERVICES
        American Funds                         American Funds
        Service Company                        Distributors
        800/421-0180 ext. 1                    800/421-9900 ext. 11

                            FOR 24-HOUR INFORMATION
              American                         American Funds
              FundsLine(R)                     Internet Web site
              800/325-3590                     http://www.americanfunds.com

 Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

 ------------------------------------------------------------

 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL              STATEMENT OF ADDITIONAL
 REPORT TO SHAREHOLDERS          INFORMATION (SAI)


 Includes financial              Contains more detailed
 statements, detailed            information on all aspects
 performance information,        of the fund, including the
 portfolio holdings, a           fund's financial statements.
 statement from portfolio
 management and the auditor's
 report.

                                 A current SAI has been filed
                                 with the Securities and
                                 Exchange Commission ("SEC").
                                 It is incorporated by
 CODE OF ETHICS                  reference into this
                                 prospectus and is available
 Includes a description of       along with other related
 the fund's personal             materials on the SEC's
 investing policy.               Internet Web site at
                                 http://www.sec.gov.

 To request a free copy of any of the documents above:

 Call American Funds   or        Write to the Secretary
 Service Company                 of the fund
 800/421-0180 ext. 1             333 South Hope Street
                                 Los Angeles, CA 90071


                                              [LOGO OF
                                               RECYCLE PAPER]
This prospectus has been printed on recycled paper.


--------------------------------------------------------------------------------
24   EUROPACIFIC GROWTH FUND / PROSPECTUS
--------------------------------------------------------------------------------

                                                  EUROPACIFIC GROWTH FUND

                                                   333 South Hope Street
                                               Los Angeles, California 90071


                                             The fund's investment objective
                                             is to achieve long-term growth of
                                             capital by investing in
                                             securities of issuers domiciled
                                             outside the U.S. Normally, the
                                             fund seeks to achieve this
                                             investment objective by investing
                                             primarily in equity securities of
                                             issuers domiciled in Europe or
                                             the Pacific Basin.

                                             This prospectus relates only to
                                             shares of the fund offered
                                             without a sales charge to
                                             eligible retirement plans. For a
                                             prospectus regarding shares of
                                             the fund to be acquired
                                             otherwise, contact the Secretary
                                             of the fund at the address
                                             indicated above.

                                             This prospectus presents
                                             information you should know
                                             before investing in the fund. It
                                             should be retained for future
                                             reference.

                                             More detailed information about
                                             the fund, including the fund's
                                             financial statements, is
                                             contained in the statement of
                                             additional information dated
                                             March 1, 1997, which is
                                             incorporated by reference and has
                                             been filed with the Securities
                                             and Exchange Commission. The
                                             statement of additional
                                             information is available to you
                                             without charge, by writing to
                                             the Secretary of the fund at
                                             the above address or calling
                                             American Funds Service Company.

                                             SHARES OF THE FUND ARE NOT
                                             DEPOSITS OR OBLIGATIONS OF, OR
                                             INSURED OR GUARANTEED BY, THE
                                             U.S. GOVERNMENT, ANY FINANCIAL
                                             INSTITUTION, THE FEDERAL DEPOSIT
                                             INSURANCE CORPORATION, OR ANY
                                             OTHER AGENCY, ENTITY OR PERSON.
                                             THE PURCHASE OF FUND SHARES
                                             INVOLVES INVESTMENT RISKS,
                                             INCLUDING THE POSSIBLE LOSS OF
                                             PRINCIPAL.

                                             THESE SECURITIES HAVE NOT BEEN
                                             APPROVED OR DISAPPROVED BY
                                             THE SECURITIES AND EXCHANGE
                                             COMMISSION OR ANY STATE
                                             SECURITIES COMMISSION NOR HAS
                                             THE SECURITIES AND EXCHANGE
                                             COMMISSION OR ANY STATE
                                             SECURITIES COMMISSION PASSED UPON
                                             THE ACCURACY OR ADEQUACY OF THIS
                                             PROSPECTUS. ANY REPRESENTATION TO
                                             THE CONTRARY IS A CRIMINAL
                                             OFFENSE.

                                             RP 16-010-0697

             June 1, 1997

-------------------------------------------------------------------------------

         SUMMARY OF    This table is designed to help you understand costs of
           EXPENSES    investing in the fund. These are historical expenses;
                    your actual expenses may vary.
     Average annual
 expenses paid over    SHAREHOLDER TRANSACTION EXPENSES
   a 10-year period    Certain retirement plans may purchase shares of the
           would be    funds with no sales charge./1/ The fund also has no
  approximately $11    sales charge on reinvested dividends, deferred sales
 per year, assuming    charge, redemption fees or exchange fees.
           a $1,000
   investment and a    ANNUAL FUND OPERATING EXPENSES
   5% annual return     (as a percentage of average net assets)
      with no sales    Management fees................................. 0.48%
            charge.    12b-1 expenses.................................. 0.23%/2/
                       Other expenses (including audit, legal,
                        shareholder services, transfer agent and
                        custodian expenses)............................ 0.19%
                       Total fund operating expenses................... 0.90%


                       EXAMPLE                  1 YEAR 3 YEARS 5 YEARS 10 YEARS
                       -------                  ------ ------- ------- --------
                       You would pay the
                       following cumulative
                       expenses on a $1,000
                       investment, assuming
                       a 5% annual return./3/     $9     $29     $50     $111

                   /1/ Retirement plans of organizations with $100 million
                           or more in collective retirement plan assets may purchase shares of the fund with no sales charge. In addition, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following such purchases. (See "Redeeming Shares--Contingent Deferred Sales Charge.")
                       /2/ These expenses may not exceed 0.25% of the fund's
                           average net assets annually. (See "Fund Organization and Management--Plan of Distribution.") Due to these distribution expenses, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers.
                       /3/ Use of this assumed 5% return is required by the
                           Securities and Exchange Commission; it is not an illustration of past or future investment results. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

            TABLE OF CONTENTS

Summary of Expenses....................  2

Financial Highlights...................  3

Investment Objective and Policies......  3

Investing Around the World.............  4

Investment Results.....................  6

Dividends, Distributions and Taxes.....  7

Fund Organization and Management.......  7

Purchasing Shares......................  9

Shareholder Services................... 11

Redeeming Shares....................... 11

-------------------------------------------------------------------------------

          FINANCIAL    The following information has been audited by Price
         HIGHLIGHTS    Waterhouse LLP, independent accountants, whose
       (For a share    unqualified report covering each of the most recent
        outstanding    five years is included in the statement of additional
     throughout the    information. This information should be read in
       fiscal year)    conjunction with the financial statements and
                       accompanying notes which appear in the statement of additional information.


                                                                   YEAR ENDED MARCH 31/1/
                                      ----------------------------------------------------------------------------------
                                       1997      1996     1995     1994    1993   1992    1991    1990    1989    1988
                                      -------  -------  -------  -------  ------  ------  ------  ------  ------  ------
  Net Asset Value, Beginning of
   Year............................    $24.28  $20.89  $21.95   $17.64   $16.64   $15.18  $14.39  $13.38  $12.64  $13.46
                                      -------  -------  -------  -------  ------  ------  ------  ------  ------  ------
  INCOME FROM INVESTMENT OPERATIONS
   Net investment income...........       .46      .35      .24      .22     .28     .28     .25     .23     .23
   Net realized and unrealized gain
    (loss) on investments..........      3.28    3.63     (.19)    4.37     1.04    1.48    1.02    1.95    1.54     .63
                                      -------  -------  -------  -------  ------  ------  ------  ------  ------  ------
   Total income from investment
    operations.....................      3.74    4.09      .16     4.61     1.26    1.76    1.30    2.20    1.77     .86
                                      -------  -------  -------  -------  ------  ------  ------  ------  ------  ------
  LESS DISTRIBUTIONS
   Dividends from net investment
    income.........................      (.41)    (.49)   (.317)   (.187)   (.222)   (.30)   (.33)   (.28)   (.18)   (.33)
   Dividends from net realized non-
    U.S. currency gains/2/.........      (.03)     --     (.003)   (.043)   (.038)    --      --      --      --      --
   Distributions from net realized
    gains..........................      (.88)   (.21)   (.90)    (.07)      --      --     (.18)   (.91)   (.85)  (1.35)
                                      -------  -------  -------  -------  ------  ------  ------  ------  ------  ------
   Total distributions.............     (1.32)   (.70)  (1.22)    (.30)    (.26)    (.30)   (.51)  (1.19)  (1.03)  (1.68)
                                      -------  -------  -------  -------  ------  ------  ------  ------  ------  ------
  Net Asset Value, End of Year.....   $26.70    $24.28  $ 20.89  $ 21.95  $ 17.64  $16.64  $15.18  $14.39  $13.38  $12.64
                                      =======  =======  =======  =======  ======  ======  ======  ======  ======  ======
   Total Return/3/.................    15.88%   19.84%     .71%   26.27%    7.69%  11.71%   9.11%  16.99%  14.69%   8.12%
  RATIOS/SUPPLEMENTAL DATA
   Net assets, end of year (in mil-
    lions).........................   $16,737  $12,335  $ 8,588  $ 6,429  $ 2,992  $1,933  $1,138  $  584  $  228  $  188
   Ratio of expenses to average net
    assets.........................      .90%     .95%     .97%     .99%    1.10%   1.24%   1.28%   1.24%   1.30%   1.21%
   Ratio of net income to average
    net assets.....................     1.77%    2.09%    1.80%    1.13%    1.40%   1.85%   2.23%   2.29%   1.87%   1.56%
   Average commissions paid/4/          1.36 c   1.10 c   .21 c    .08 c    .25 c   .22 c   2.09 c  2.17 c  2.42 c 3.48 c
   Portfolio turnover rate.........    25.82%   21.77%   16.02%   21.37%   10.35%   9.65%   8.58%  25.82%  35.47%  28.90%

/1/ Adjusted to reflect the 100% share dividend effective June 10, 1993.
/2/ Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.
/3/ This was calculated without deducting a sales charge.

/4/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations. Shares traded on a principal bases (without commissions), such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S.
 commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.


         INVESTMENT    The fund's investment objective is to achieve long-term
      OBJECTIVE AND    growth of capital by investing in securities of issuers
           POLICIES    domiciled outside the U.S. Under normal market
                       conditions, the fund seeks to achieve this investment
 The fund's goal is    objective by investing primarily (at least 65% of its
     to provide you    assets) in equity securities of issuers domiciled in
     with long-term    Europe or the Pacific Basin. The Pacific Basin is
  growth of capital    generally defined as those countries bordering the
    by investing in    Pacific Ocean. (In determining the domicile of an
  issuers domiciled    issuer, the fund's investment adviser, Capital
   outside the U.S.    Research and Management Company, has the
                       discretion to give prevailing weight to one or more factors which may include where the issuer is legally organized, where it maintains principal corporate offices and where it conducts its principal operations.) The assets of the fund will be invested with geographic flexibility; accordingly, investments may be made from time to time in issuers domiciled in, or governments of, developing countries.
                       The fund's investment adviser currently does not intend to invest more than 20% of the fund's total assets
                       (taken at cost) in securities of issuers domiciled in,

-------------------------------------------------------------------------------

                       or governments of, developing countries. See "Investing Around the World--Opportunities, Risks and Costs" and the statement of additional information.

                       The fund may also invest in securities convertible into common stocks, straight debt securities (generally rated in the top three quality categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or determined to be of equivalent quality by Capital Research and Management Company), government securities, nonconvertible preferred stocks, repurchase agreements, or cash or cash equivalents (such as commercial paper, commercial bank obligations, and securities of the U.S. Government, its agencies and instrumentalities). These securities may be issued by U.S. or non-U.S. entities and may be denominated in U.S. dollars or other currencies. In addition, up to 5% of the fund's assets may be invested in lower rated straight debt securities (including securities commonly referred to as "junk" or "high-yield, high-risk" bonds) or in unrated securities that are determined to be of equivalent quality. High-yield, high-risk bonds carry a higher degree of investment risk and are considered speculative. For example, bonds rated Ca or CC are described as "speculative in a high degree; often in default or hav[ing] other marked shortcomings." (See the statement of additional information for a description of cash equivalents.)

                       The fund's investment restrictions (which are described in the statement of additional information) and objective cannot be changed without shareholder approval. All other investment practices may be changed by the board of trustees.

                       ACHIEVEMENT OF THE FUND'S INVESTMENT OBJECTIVE CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES AND THE SPECIAL RISKS ASSOCIATED WITH INVESTING OUTSIDE THE U.S. DESCRIBED HEREIN.

   INVESTING AROUND    OPPORTUNITIES, RISKS AND COSTS The fund's assets are
          THE WORLD    invested in securities of issuers domiciled outside the
                       United States which, in the opinion of Capital Research
  Investing outside    and Management Company, enhances the fund's ability to
  the U.S. involves    meet its objective of long-term growth of capital.
           expanded
     opportunities,    Of course, investing outside the U.S. involves special
  special risks and    risks particularly in certain developing countries,
   increased costs.    caused by, among other things: fluctuating currency
                       values; different accounting, auditing, and financial reporting regulations and practices in some countries;
                       changing local and regional economic, political, and social conditions; greater market

-------------------------------------------------------------------------------

                       volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in re-ceiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

                       Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

                       CURRENCY TRANSACTIONS The fund has the ability to purchase and sell currencies to facilitate securities transactions and to enter into forward currency contracts to hedge against changes in currency exchange rates. While entering into forward transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency.

                       RULE 144A SECURITIES Normally, securities acquired in U.S. private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under that Act, such as private placements under Rule 144A, accordingly, any such security will be deemed illiquid (unless determined to be liquid in accordance with procedures which may be adopted by the fund's board of trustees), and the fund may incur certain additional costs in disposing of such securities. The fund will not invest more than 5% of the value of its total assets in restricted securities; however, non-U.S. securities that can be freely traded in a securities market outside the U.S. are excluded from this limitation.


                       MULTIPLE PORTFOLIO COUNSELOR SYSTEM The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of the fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by the fund's objective and policies and by Capital Research and Management Company's

-------------------------------------------------------------------------------

                       investment committee). In addition, Capital Research and Management Company's research professionals make investment decisions with respect to a portion of the fund's portfolio. The primary individual portfolio counselors for the fund are listed below.

                                                                      YEARS OF EXPERIENCE
                                                                              AS
                                                                    INVESTMENT PROFESSIONAL
                                                                         (APPROXIMATE)
                                            YEARS OF EXPERIENCE AS
                                             PORTFOLIO COUNSELOR   WITH CAPITAL
                                                (AND RESEARCH      RESEARCH AND
     PORTFOLIO                                  PROFESSIONAL,       MANAGEMENT
  COUNSELORS FOR                              IF APPLICABLE) FOR    COMPANY OR
EUROPACIFIC GROWTH                            EUROPACIFIC GROWTH       ITS         TOTAL
       FUND             PRIMARY TITLE(S)      FUND (APPROXIMATE)    AFFILIATES     YEARS
-------------------------------------------------------------------------------------------
 Thierry Vandeventer Trustee and President  Since the fund began     34 years     34 years
                     of the fund. Chairman  operations in 1984
                     of the Board, Capital
                     Research Company*
-------------------------------------------------------------------------------------------
 Stephen E. Bepler   Executive Vice         Since the fund began     25 years     31 years
                     President of the       operations
                     fund. Senior Vice      in 1984
                     President, Capital
                     Research Company*
-------------------------------------------------------------------------------------------
 Mark E. Denning     Executive Vice         6 years (in addition     15 years     15 years
                     President of the       to 3 years as a
                     fund. Senior Vice      research professional
                     President and          prior to becoming a
                     Director, Capital      portfolio counselor
                     Research Company*      for the fund)

-------------------------------------------------------------------------------------------
 Robert W. Lovelace  Vice President of the  3 years (in addition     12 years     12 years
                     fund, Executive Vice   to 7 years as a
                     President and          research professional
                     Director,              prior to becoming a
                     Capital Research       portfolio counselor
                     Company*               for the fund)

-------------------------------------------------------------------------------------------
 Janet A. McKinley   Vice President of the  7 years (in addition     15 years     21 years
                     fund. Senior Vice      to 5 years as a
                     President, Capital     research professional
                     Research Company*      prior to becoming a
                                            portfolio counselor
                                            for the fund)
-------------------------------------------------------------------------------------------
 Martial Chaillet    Senior Vice            3 years (in addition     25 years     25 years
                     President, Capital     to 5 years as a
                     Research Company*      research professional
                                            prior to becoming a
                                            portfolio counselor
                                            for the fund)
------------------------------------------------------------------------------------------
 * COMPANY AFFILIATED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY.
------------------------------------------------------------------------------------------


         INVESTMENT    The fund may from time to time compare its investment
            RESULTS    results to various unmanaged indices or other mutual
                       funds in reports to shareholders, sales literature and
       The fund has    advertisements. The results may be calculated on a
   averaged a total    total return, yield and/or distribution rate basis for
 return of 16.30% a    various periods, with or without sales charges. Results
  year (at no sales    calculated without a sales charge will be higher. Total
   charge) over its    returns assume the reinvestment of all dividends and
           lifetime    capital gain distributions.

    (April 16, 1984    The fund's distribution rate is calculated by dividing
  through March 31,    the dividends paid by the fund over the last 12 months
             1997).    by the sum of the month-end price and the capital gains
                       paid over the last 12 months. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

-------------------------------------------------------------------------------

                       The fund's total return over the past 12 months and average annual total returns over the past five-year and ten-year periods as of March 31, 1997, were 15.88%, 13.72% and 12.89%, respectively. These results were calculated in accordance with Securities and Exchange Commission requirements with no sales charge. Of course, past results are not an indication of future results. Further information regarding the fund's investment results is contained in the fund's annual report which may be obtained without charge by writing to the Secretary of the fund at the address indicated on the cover of this prospectus.

         DIVIDENDS,    DIVIDENDS AND DISTRIBUTIONS Dividends are usually paid
  DISTRIBUTIONS AND    in June and December. All capital gains, if any, are
              TAXES    distributed annually, usually in December. When a
                       dividend or capital gain is distributed, the net asset
             Income    value per share is reduced by the amount of the
  distributions are    payment.
    usually made in
 June and December.    FEDERAL TAXES The fund intends to operate as a
                       "regulated investment company" under the Internal
                       Revenue Code. In any fiscal year in which the fund so qualifies and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax. The tax treatment of redemptions from a retirement plan may differ from redemptions from an ordinary shareholder account.

                       The fund may be required to pay withholding and other taxes imposed by various countries in connection with its investments outside the U.S., generally at rates from 10% to 40%, which would reduce the fund's investment income.

                       This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

  FUND ORGANIZATION    FUND ORGANIZATION AND VOTING RIGHTS The fund, an open-
     AND MANAGEMENT    end diversified management investment company, was
                       organized as a Massachusetts business trust in 1983.
      The fund is a    The fund's board supervises fund operations and
      member of The    performs duties required by applicable state and
     American Funds    federal law. Members of the board who are not employed
    Group, which is    by Capital Research and Management Company or its
  managed by one of    affiliates are paid certain fees for services rendered
    the largest and    to the fund as described in the statement of additional
   most experienced    information. They may elect to defer all or a portion
         investment    of these fees through a deferred compensation plan in
          advisers.    effect for the fund. All shareholders have one vote per
                       share owned, and at the request of holders of at least
                       10% of the shares, the fund will hold a meeting at which any member of the board could be removed and a successor elected. There will not usually be a shareholder meeting in any year except, for example, when the election of the board is required to be acted upon by shareholders under the Investment Company Act of 1940.

-------------------------------------------------------------------------------

                       THE INVESTMENT ADVISER Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company is located at 333 South Hope Street, Los Angeles, CA 90071 and at 135 South State College Boulevard, Brea, CA 92621. Capital Research and Management Company manages the investment portfolio and business affairs of the fund and receives a fee at the annual rate of 0.69% on the first $500 million of the fund's average net assets, plus 0.59% on such assets in excess of $500 million to $1 billion, plus 0.53% on such assets in excess of $1 billion to $1.5 billion, plus 0.50% on such assets in excess of $1.5 billion to $2.5 billion, plus 0.48% on such assets in excess of $2.5 billion to $4 billion, plus 0.47% on such assets in excess of $4 billion to $6.5 billion, plus 0.46% on such assets in excess of $6.5 billion to $10.5 billion, plus 0.45% on such assets in excess of $10.5 billion to $17 billion, plus 0.445% of such assets in excess of $17 billion.

                       Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. (formerly "The Capital Group, Inc."), which is located at 333 South Hope Street, Los Angeles, CA 90071. The research activities of Capital Research and Management Company are conducted by affiliated companies which have offices in Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Singapore, Hong Kong and Tokyo.

                       Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the report dated May 9, 1994 issued by the Investment Company Institute's Advisory Group on Personal Investing. (See the statement of additional information.) This policy has also been incorporated into the fund's "code of ethics" which is available from the fund's Secretary upon request.

                       PORTFOLIO TRANSACTIONS Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

                       Subject to the above policy, when two or more brokers are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or of other funds served by Capital Research and Management Company.

-------------------------------------------------------------------------------

                       PRINCIPAL UNDERWRITER American Funds Distributors, Inc., a wholly owned subsidiary of Capital Research and Management Company, is the principal underwriter of the fund's shares. American Funds Distributors is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240 and 5300 Robin Hood Road, Norfolk, VA 23513. Telephone conversations with American Funds Distributors may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

                       PLAN OF DISTRIBUTION The fund has a plan of distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board and the expenses paid under the plan were incurred within the last 12 months and accrued while the plan is in effect. Expenditures by the fund under the plan may not exceed 0.25% of its average net assets annually (all of which may be for service fees).

                       TRANSFER AGENT American Funds Service Company, 800/421-0180, a wholly owned subsidiary of Capital Research and Management Company, is the fund's transfer agent and performs shareholder service functions. American Funds Service Company is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 1H-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. It was paid a fee of $13,929,000 for the fiscal year ended March 31, 1997. Telephone conversations with American Funds Service Company may be recorded or monitored for verification, record-keeping and quality assurance purposes.

  PURCHASING SHARES    ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR
                       RETIREMENT PLAN. FOR MORE INFORMATION ABOUT HOW TO PUR-
                       CHASE SHARES OF THE COMPANY THROUGH YOUR EMPLOYER'S
                       PLAN OR LIMITATIONS ON THE AMOUNT THAT MAY BE PUR-
                       CHASED, PLEASE CONSULT WITH YOUR EMPLOYER. Shares are sold to eligible retirement plans at the net asset value per share next determined after receipt of an or-der by the fund or American Funds Service Company. Or-ders must be received before the close of regular trad-ing on the New York Stock Exchange in order to receive that day's net asset value. Plans of organizations with collective retirement plan assets of $100 million or more may purchase shares at net asset value. In addi-tion, any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other plan that invests at least $1 million in shares of the fund (or in combination with shares of other funds in The Ameri-can Funds Group

-------------------------------------------------------------------------------

                       other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions within 12 months of the purchase. (See "Redeeming Shares-- Contingent Deferred Sales Charge.") Plans may also qualify to purchase $1 million in fund shares sub-ject to a commission over a maximum of 13 consecutive months. Certain redemptions of such shares may also be subject to a contingent deferred sales charge as de-scribed above. (See the statement of additional infor-mation.)

                       The minimum initial investment is $250, except that the money market funds have a minimum of $1,000 for indi-vidual retirement accounts (IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll de-ductions and may be reduced or waived for shareholders of other funds in The American Funds Group.

                       During 1997, American Funds Distributors will provide additional compensation to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group, based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

                       Qualified dealers currently are paid a continuing serv-ice fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. (See "Fund Organi-zation and Management--Plan of Distribution.") These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with re-spect to the fund.

                       Shares of the fund are offered to other shareholders pursuant to another prospectus at public offering prices that may include an initial sales charge.

                       SHARE PRICE Shares are offered to eligible retirement plans at the net asset value after the order is received by the fund or American Funds Service Company. In the case of orders sent directly to the company or American Funds Service Company, an investment dealer MUST be indicated. Dealers are responsible for promptly transmitting orders. (See the statement of additional information under "Purchase of Shares--Price of Shares.")

                       The fund's net asset value per share is determined as of the close of trading (currently 4:00 p.m., New York time) on each day the New York Stock Exchange is open. The current value of the fund's total assets, less all liabilities, is divided by the total number of shares outstanding and the result, rounded to the nearer cent, is the net asset value per share.

-------------------------------------------------------------------------------

        SHAREHOLDER    Subject to any restrictions contained in your plan, you
           SERVICES    can exchange your shares for shares of other funds in
                       The American Funds Group which are offered through the plan at net asset value. In addition, again depending on any restrictions in your plan, you may be able to exchange shares automatically or cross-reinvest dividends in shares of other funds. Contact your plan administrator/trustee regarding how to use these services. Also, see the fund's statement of additional information for a description of these and other services that may be available through your plan. These services are available only in states where the fund to be purchased may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

          REDEEMING    Subject to any restrictions imposed by your employer's
             SHARES    plan, you can sell your shares through the plan to the
                       fund any day the New York Stock Exchange is open. For
                       more information about how to sell shares of the fund
                       through your retirement plan, including any charges
                       that may be imposed by the plan, please consult with
                       your employer.
                       --------------------------------------------------------
                       By contacting   Your plan administrator/trustee must
                       your plan       send a letter of instruction
                       administrator/  specifying the name of the fund, the
                       trustee         number of shares or dollar amount to
                                       be sold, and, if applicable, your
                                       name and account number. For your
                                       protection, if you redeem more than
                                       $50,000, the signatures of the
                                       registered owners (i.e., trustees or
                                       their legal representatives) must be
                                       guaranteed by a bank, savings
                                       association, credit union, or member
                                       firm of a domestic stock exchange or
                                       the National Association of
                                       Securities Dealers, Inc., that is an
                                       eligible guarantor institution. Your
                                       plan administrator/trustee should
                                       verify with the institution that it
                                       is an eligible guarantor prior to
                                       signing. Additional documentation may
                                       be required to redeem shares from
                                       certain accounts. Notarization by a
                                       Notary Public is not an acceptable
                                       signature guarantee.
                       --------------------------------------------------------
                       By contacting   Shares may also be redeemed through
                       your            an investment dealer; however you or
                       investment      your plan may be charged for this
                       dealer          service. SHARES HELD FOR YOU IN AN
                                       INVESTMENT DEALER'S STREET NAME MUST
                                       BE REDEEMED THROUGH THE DEALER.
                       --------------------------------------------------------
                       THE PRICE YOU RECEIVE FOR THE SHARES YOU REDEEM IS THE
                       NET ASSET VALUE NEXT DETERMINED AFTER YOUR ORDER AND
                       ALL REQUIRED DOCUMENTATION ARE RECEIVED BY THE FUND OR
                       AMERICAN FUNDS SERVICE COMPANY. (SEE "PURCHASING
                       SHARES--SHARE PRICE.")

                       CONTINGENT DEFERRED SALES CHARGE A contingent deferred sales charge of 1% applies to certain redemptions made within 12 months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under
                       Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this

-------------------------------------------------------------------------------

                       charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; and for redemptions in connection with loans made by qualified retirement plans.

                       OTHER IMPORTANT THINGS TO REMEMBER The net asset value for redemptions is determined as indicated under "Purchasing Shares--Share Price." Because the fund's net asset value fluctuates, reflecting the market value of the fund's portfolio, the amount you receive for shares redeemed may be more or less than the amount paid for them.

                       Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of
                       1940), redemption proceeds will be paid on or before the seventh day following receipt of a proper redemption request.

                       [RECYCLE LOGO]  This prospectus has been printed on
                                       recycled paper that meets the
                                       guidelines of the United States
                                       Environmental Protection Agency.




                         This prospectus relates only to shares of the fund offered without a sales charge to eligible retirement plans. For a prospectus regarding shares of the fund to be acquired otherwise, contact the Secretary of the fund at the address indicated on the front.


12





                           EUROPACIFIC  GROWTH  FUND
                                  Part B

                    Statement of Additional Information
                                JUNE 1, 1997

This document is not a prospectus but should be read in conjunction with the current prospectus of EuroPacific Growth Fund (the fund or EUPAC) dated June 1, 1997. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                            EuroPacific Growth Fund
                            Attention:  Secretary
                            333 South Hope Street
                            Los Angeles, CA  90071
                                (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               TABLE OF CONTENTS

ITEM                                                                  PAGE NO.

Description of Certain Securities and Investment Techniques            1
Investment Restrictions                                                3
Fund Trustees and Officers                                             6
Management  .                                                          10
Dividends, Distributions and Federal Taxes.                            13
Purchase of Shares                                                     16
Redeeming Shares                                                       23
Shareholder Account Services and Privileges                            24
Execution of Portfolio Transactions                                    26
General Information                                                    27
Investment Results                                                     29
Description of Bond Ratings                                            33
Financial Statements                                                 attached


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

THE DESCRIPTIONS BELOW ARE INTENDED TO SUPPLEMENT THE MATERIAL IN THE PROSPECTUS UNDER "INVESTMENT POLICIES AND RISKS."

The fund's assets may be invested in securities through depositary receipts which may be denominated in various currencies. For example, the fund may purchase American Depositary Receipts which are U.S. dollar denominated securities designed for use in the U.S. securities markets and which represent and may be converted to the underlying security.

INVESTING IN VARIOUS COUNTRIES - The fund may invest in securities issued or guaranteed by governments (including states, provinces or municipalities) of countries other than the U.S., or by their agencies, authorities or instrumentalities, or by supranational entities organized or supported by several national governments. Investing outside the U.S. involves special risks (as described in the fund's Prospectus). Securities issued by non-U.S. governments may or may not be supported by the full faith and credit of the governmental entities. Additionally governmental issuers of non-U.S. securities may be unwilling to repay principal and interest when due and may require that the conditions for payment be renegotiated. The fund has no current intention (at least during the next twelve months) to invest more than 5% of its assets in securities issued by non-U.S. governmental entities.

The fund's assets will be invested with geographic flexibility; accordingly, investments may be made from time to time in issuers domiciled in, or governments of, developing countries. The fund's investment adviser currently does not intend to invest more than 20% of the fund's total assets (taken at cost) in securities of issuers domiciled in, or governments of, developing countries.

The risks of investing outside the U.S. may be more pronounced for investments in developing countries, such as some of the countries of Southeast Asia, Latin America, Eastern Europe, and the Middle East. Although there is no universally accepted definition, a developing country may, for example, be in the initial stages of its industrialization cycle and/or have a lower per capita gross national product and/or have a low or middle income economy. In addition, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in developing countries than in developed countries. Furthermore, markets of developing countries may be more volatile and have lower trading volume (potentially affecting the liquidity of securities).

CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations (certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), (3) savings association and savings bank obligations (certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, or may be redeemed, in one year or less.

OTHER SECURITIES - The fund may also invest in securities that have both equity and debt characteristics such as non-convertible preferred stocks and convertible securities. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of
the issuer.   The fund may invest in convertible securities rated in a variety of credit quality categories, including those rated as low as C by Moody's Investors Service, Inc. or D by Standard & Poor's Corporation. The fund has no current intention (at least during the next twelve months) to invest more than 5% of its assets in convertible securities rated below A by Moody's or S&P.

WARRANTS AND RIGHTS - In addition, the fund may purchase warrants, which are usually issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. The fund may also invest in rights to purchase common stocks. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price. Rights generally expire in less than four weeks.

REPURCHASE AGREEMENTS - The fund has no current intention (at least during the next twelve months) to invest more than 5% of its assets in repurchase agreements, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest, as monitored daily by Capital Research and Management Company (the Investment Adviser). If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited.

CURRENCY TRANSACTIONS - The fund has the ability to hold a portion of its assets in U.S. dollars and other currencies and to enter into certain currency contracts (on either a spot or forward basis) in connection with investing in non-U.S. dollar denominated securities including foreign currency exchange and forward currency contracts. A foreign exchange contract is used to facilitate settlement of trades. For example, the fund might purchase a currency or enter into a foreign exchange contract to preserve the U.S. dollar price of
securities it has contracted to purchase.    A forward currency contract is an
obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The fund will segregate liquid assets which will be marked to market daily to meet its forward commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

144A SECURITIES - Normally, securities acquired in U.S. private placements are subject to contractual restrictions on resale and may not be resold except pursuant to a registration statement under the Securities Act of 1933 or in reliance upon an exemption from the registration requirements under the Act, for example, private placements sold pursuant to Rule 144A. Accordingly, any such obligation will be deemed illiquid (unless procedures for determining liquidity are adopted by the fund's Board of Trustees), and the fund may incur certain additional costs in disposing of such securities. Additionally, investing in private placement securities could have the effect of increasing the level of illiquidity of the fund's portfolio to the extent that "qualified" institutional investors become, for a period of time, uninterested in purchasing these securities.

The fund will not invest more than 10% of its total assets in illiquid securities or more than 5% of the value of its total assets in securities which are subject to contractual restrictions on resale. Non-U.S. securities that can be freely traded in a foreign securities market and for which the facts and circumstances support a finding of liquidity are not included for the purposes of this limitation.

CERTAIN RISK FACTORS RELATING TO BELOW INVESTMENT GRADE BONDS:

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as it will with all bonds.

LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

Subsequent to its purchase by the fund, certain bonds or notes may cease to be rated or their ratings may be reduced below the minimum rating required for purchase by the fund. Neither event requires the elimination of such obligations from the fund's portfolio, but the Investment Adviser will consider such an event in its determination of whether the fund should continue to hold such obligations in its portfolio. If, however, as a result of a downgrade or otherwise, the fund holds more than 5% of its net assets in high-yield, high-risk bonds, the fund will dispose of the excess as expeditiously as possible.

                            INVESTMENT RESTRICTIONS

The fund has adopted certain investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 (the "1940 Act") as the vote of the lesser of (I) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after and giving effect to the relevant transaction. The fund may not:

1. Invest in securities of another issuer (other than the U.S. government or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the total assets would be invested in the securities of such other issuer (except with respect to 25% of the value of the total assets, the fund may exceed the 5% limitation with regards to investments in the securities of any one foreign government);

2. Invest in companies for the purpose of exercising control or management;

3. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry;

4. Invest more than 5% of its total assets in the securities of other investment companies; such investments shall be limited to 3% of the voting stock of any investment company provided, however, that investment in the open market of a closed-end investment company where no more than customary brokers' commissions are involved and investment in connection with a merger, consolidation, acquisition or reorganization shall not be prohibited by this restriction;

5. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts and funds, which invest in real estate or interests therein;

6. Buy or sell commodities or commodity contracts in the ordinary course of its business, provided, however, that entering into foreign currency contracts shall not be prohibited by this restriction;

7. Invest more than 10% of the value of its total assets in securities which are not readily marketable or more than 5% of the value of its total assets in securities which are subject to legal or contractual restrictions on resale (except repurchase agreements) or engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933. The fund may buy and sell securities outside the U.S. which are not registered with the Securities and Exchange Commission or marketable in the U.S. without regard to this restriction. The fund may not enter into any repurchase agreement if, as a result, more than 10% of total assets would be subject to repurchase agreements maturing in more than seven days. (See "Repurchase Agreements" above);

8. Lend any of its assets; provided, however that entering into repurchase agreements, investment in government obligations, publicly traded bonds, debentures, other debt securities or in cash equivalents such as short term commercial paper, certificates of deposit, or bankers acceptances, shall not be prohibited by this restriction;

9. Sell securities short except to the extent that the fund contemporaneously owns or has the right to acquire, at no additional cost, securities identical to those sold short;

10. Purchase securities on margin;

11. Borrow amounts in excess of 5% of the value of its total assets or issue senior securities. In any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities;

12. Mortgage, pledge or hypothecate its total assets to any extent;

13. Purchase or retain the securities of any issuer, if those individual officers and trustees of the fund, its investment adviser or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

14. Invest more than 5% of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

15. Invest in puts, calls, straddles or spreads, or combinations thereof; or

16. Purchase partnership interests in oil, gas, or mineral exploration, drilling or mining ventures.

                           FUND TRUSTEES AND OFFICERS
                      TRUSTEES AND TRUSTEE COMPENSATION

NAME,               POSITION         PRINCIPAL           AGGREGATE               TOTAL                   TOTAL
ADDRESS AND         WITH             OCCUPATION(S)       COMPENSATION            COMPENSATION            NUMBER
AGE                 REGISTRANT       DURING PAST 5       (INCLUDING              (INCLUDING              OF FUND
                                     YEARS               VOLUNTARILY             VOLUNTARILY             BOARDS
                                     (POSITIONS          DEFERRED                DEFERRED                ON
                                     WITHIN THE          COMPENSATION/1/)        COMPENSATION/1/)        WHICH
                                     ORGANIZATIONS       FROM FUND DURING        FROM                    TRUSTEE
                                     LISTED MAY          FISCAL YEAR             ALL FUNDS               SERVES
                                     HAVE CHANGED        ENDED 3/31/97           MANAGED BY              /3/
                                     DURING THIS                                 CAPITAL RESEARCH
                                     PERIOD)                                     AND
                                                                                 MANAGEMENT
                                                                                 COMPANY/2/

Elisabeth           Trustee          Administrative Director,   $19,900                 $38,800                 2.00
Allison                              ANZI, Ltd.
ANZI, Ltd.                           (financial
1770                                 publishing
Massachusetts Ave.                    and
Cambridge,                           consulting);
MA  02140                            Publishing
Age:  50                             Consultant,
                                     Harvard
                                     Medical
                                     School;
                                     former Senior
                                     Vice
                                     President,
                                     Planning and
                                     Development,
                                     McGraw Hill,
                                     Inc.

Michael R.          Trustee          Chairman of         $1,000                  $3,500                  2
Bonsignore                           the Board and
Honeywell                            Chief
Plaza                                Executive
P.O. Box 524                         Officer,
Minneapolis,                         Honeywell
MN  55440                            Inc.
Age:  56

+David I.           Trustee          Chairman of         None/4/                 None/4/                 2.00
Fisher                               the Board,
333 South                            The Capital
Hope Street                          Group
Los Angeles,                         Companies,
CA  90072                            Inc.
Age:  57

Robert A.           Trustee          President and       $19,100/5/              $84,500                 5.00
Fox                                  Chief
P.O. Box 457                         Executive
Livingston,                          Officer,
CA 95334                             Foster Farms,
Age:  60                             Inc.; former
                                     President,
                                     Revlon
                                     International;  former
                                     Chairman and
                                     Chief
                                     Executive
                                     Officer,
                                     Clarke Hooper
                                     America
                                     (advertising)

Alan                Trustee          President,          $15,700                 $70,350                 4.00
Greenway                             Greenway
7413 Fairway                         Associates,
Road                                 Inc.
La Jolla, CA                         (management
92037                                consulting
Age:  69                             services)

+William R.         Trustee          Senior Vice         None/4/                 None/4/                 3.00
Grimsley                             President and
One Market                           Director,
Plaza                                Capital
Steuart                              Research and
Tower, Suite                         Management
1800                                 Company
San
Francisco,
CA  94105
Age:  59

Koichi Itoh         Trustee          President and       $19,600                 $39,400                 2.00
Ginzaya                              Chief
Building 2F                          Executive
1-3-2                                Officer,
Shinkawa                             IMPAC
Chuo-ku,                             (management
Tokyo, Japan                         consulting
Age:  56                             services);
                                     former
                                     Managing
                                     Partner,
                                     VENCA
                                     Management
                                     (venture
                                     capital)

++William H.        Trustee          President,          $19,100/5/              $72,750                 4.00
Kling                                Minnesota
45 East                              Public Radio;
Seventh                              President,
Street                               Greenspring
St. Paul, MN                         Co.; former
55101                                President,
Age:  55                             American
                                     Public Radio
                                     (now Public
                                     Radio
                                     International)

John G.             Trustee          The IBJ             $18,300/5/              $144,600                7.00
McDonald                             Professor of
Graduate                             Finance,
School of                            Graduate
Business                             School of
Stanford                             Business,
University                           Stanford
Stanford, CA                         University
94305
Age:  60

++William I.        Trustee          Chairman of         $19,100                 $38,400                 2.00
Miller                               the Board,
500                                   Irwin
Washington                           Financial
Street                               Corporation
Box 929
Columbus, IN
47202
Age:  41

Kirk P.             Trustee          President,          $7,650                  $68,294                 5
Pendleton                            Cairnwood,
Cairnwood,                           Inc. (venture
Inc.                                 capital
75 James Way                         investment)
Southhampton, PA  18966
Age:  57

Donald E.           Trustee          Former              $18,300/5/              $66,650                 4.00
Petersen                             Chairman of
222 East                             the Board and
Brown, Suite                         Chief
460                                  Executive
Birmingham,                          Officer, Ford
MI 48009                             Motor
Age:  70                             Company

+Walter P.          Chairman         Chairman,           None/4/                 None/4/                 8.00
Stern               of               Capital Group
630 Fifth           the Board        International, Inc.;
Avenue                               Chairman,
New York, NY                         Capital
10111                                International, Inc.; Vice
Age:  68                             Chairman,
                                     Capital
                                     Research
                                     International, Inc.;
                                     Director,
                                     Temple-Inland
                                     Inc. (forest
                                     products)

+Thierry            President        Chairman of         None/4/                 None/4/                 2.00
Vandeventer                          the Board,
3 Place des                          Capital
Bergues                              Research
1201 Geneva,                         Company
Switzerland
Age:  61



 + Trustees who are considered "interested persons" as defined in the Investment Company Act of 1940, as amended, on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

 ++ May be deemed an "interested person" of the fund due to membership on the board of directors of the parent company of a registered broker-dealer.

 /1/ Amounts may be deferred by eligible trustees under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in the American Funds Group as designated by the Trustee.

 /2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

 /3/ Includes funds managed by Capital Research and Management Company and affiliates.

 /4/ David I. Fisher, William R. Grimsley, Walter P. Stern and Thierry Vandeventer are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

 /5/ Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Trustee. Since the plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) for participating Trustees is as follows: Robert A. Fox ($89,063), Koichi Itoh ($10,103), William H. Kling ($68,083), John G.
McDonald ($56,992), William I. Miller ($10,103), Kirk P. Pendleton ($8,202), Donald E. Petersen ($16,373).

                                  OFFICERS

NAME AND ADDRESS                 AGE        POSITION(S) HELD WITH           PRINCIPAL OCCUPATION(S)
                                            REGISTRANT                      DURING PAST 5 YEARS

Walter P. Stern

 (see above)

Thierry Vandeventer

 (see above)

Stephen E. Bepler                54         Executive Vice President        Senior Vice President,
630 Fifth Avenue                                                            Capital
New York, NY  10111

                                                                            Research Company

Mark E. Denning                  39         Executive Vice President        Senior Vice President and
25 Bedford Street
London, England

                                                                            Director, Capital Reserach

                                                                            Company

Robert W. Lovelace               34         Vice President                  Executive Vice President and
11100 Santa Monica Blvd.
Los Angeles, CA  90025

                                                                            Director, Capital Research

                                                                            Company

Janet A. McKinley                42         Vice President                  Senior Vice President,
630 Fifth Avenue                                                            Capital Research Company
New York, NY  10111

Vincent P. Corti                 40         Secretary                       Vice President - Fund
333 South Hope Street                                                       Business Management Group,
Los Angeles, CA  90071                                                      Capital Research and
                                                                            Management Company

R. Marcia Gould                  42         Treasurer                       Vice President - Fund
135 South State College                                                     Business Mangement Group,
Blvd.                                                                       Capital Research and
Brea, CA  92821                                                             Management Company




All of the officers listed are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any Trustee or officer who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $15,000 per annum to Trustees who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Trustees meeting attended, plus $400 for each meeting attended as a member of a committee of the Board of Trustees. The Trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser. As of May 1, 1997 the officers and Trustees of the fund and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations, as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser, unless sooner terminated, will continue until March 31, 1998 and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (I) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities, and
(ii) the vote of a majority of Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of qualified persons who perform executive, administrative, clerical and bookkeeping functions of the fund; provides suitable office space and utilities; and provides necessary small office equipment and general purpose accounting forms, supplies, and postage used at the offices of the fund relating to the services furnished by the Investment Adviser.

The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; expenses pursuant to the fund's Plan of Distribution (described below); costs of designing, printing and mailing reports, prospectuses, proxy statements and notices to shareholders; taxes; expenses of the issuance, sale, redemption, or repurchase of shares of the fund (including stock certificates, registration and qualification fees and expenses); legal and auditing fees and expenses; compensation, fees, and expenses paid to Trustees not affiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund.

The Investment Adviser will reimburse the fund to the extent that the fund's annual operating expenses, exclusive of taxes, interest, brokerage costs, distribution expenses and extraordinary expenses such as litigation and acquisitions, exceed the expense limitations applicable to the fund imposed by state securities laws or any regulations thereunder. Only one state (California) continues to impose expense limitations on funds registered for sale therein. The California provision currently limits annual expenses to the sum of 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million and 1-1/2% of the remaining average net assets. Rule 12b-1 distribution plan expenses would be excluded from this limit. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The fund might be eligible to exclude certain additional expenses, such as expenses of maintaining foreign custody of certain portfolio securities by obtaining a waiver of such limit from California.

As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the annual rate of 0.69% on the first $500 million of the fund's average net assets, 0.59% of such assets in excess of $500 million but not exceeding $1.0 billion, 0.53% of such assets in excess of $1.0 billion but not exceeding $1.5 billion, 0.50% of such assets in excess of $1.5 billion but not exceeding $2.5 billion, 0.48% of such assets in excess of $2.5 billion but not exceeding $4.0 billion, 0.47% of such assets in excess of $4.0 billion but not exceeding $6.5 billion, 0.46% of such assets in excess of $6.5 billion but not exceeding $10.5 billion, 0.45% of such assets in excess of $10.5 billion but not exceeding $17 billion, and 0.445% of such assets in excess of $17 billion. During the fiscal years ended March 31, 1997, 1996 and 1995, the Investment Adviser's total fees amounted to $70,142,000, $51,034,000 and $38,787,000, respectively.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 8000 IH-10 West, San Antonio, TX 78230, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended March 31, 1997 amounted to $10,806,000 after allowance of $55,552,000 to dealers. During the fiscal years ended March 31, 1996 and 1995 the Principal Underwriter retained $11,178,000 and $10,521,000, respectively.

As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Trustees and separately by a majority of the Trustees who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and Trustees who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Trustees who are not "interested persons" of the fund are committed to the discretion of the Trustees who are not "interested persons" during the existence of the Plan. Expenditures under the Plan are reviewed quarterly, and the Plan must be renewed annually by the Board of Trustees.

Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Trustees has approved the category of expenses for which payment is made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the fiscal year ended March 31, 1997, the fund paid or accrued $34,026,000 in compensation to dealers under the Plan.

The Glass-Stegall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The fund intends to meet all the requirements and has elected the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) and its tax-exempt interest, if any, it will be taxed only on that portion of its investment company taxable income that it retains.

To qualify as a regulated investment company, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (I) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (I) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (I) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

The amount of any realized gain or loss on closing out a forward currency contracts such as a forward commitment for the purchase or sale of foreign currency will generally result in ordinary income or loss for tax purposes. Under Code Section 1256, forward currency contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Code
Section 988 may also apply to forward currency contracts. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

The fund intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. Such distributions, whether paid in cash or re-invested in shares, will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held fund shares or whether such gain was realized by the fund before the shareholder acquired such shares and was reflected in the price paid for the shares. In particular, investors should consider the tax implications of purchasing shares just prior to a dividend or capital gain distribution record date.

Dividends and capital gain distributions generally are taxable to shareholders at the time they are paid. However, such dividends and distributions declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend and/or capital gain distributions no later than the end of January of the following year.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

Sales of forward currency contracts which are intended to hedge against a change in the value of securities or currencies held by the fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

It is anticipated that any net gain realized from the closing out of forward currency contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above. In order to avoid realizing excessive gains on securities or currencies held less than three months, the fund may be required to defer the closing out of a forward currency contract beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on forward currency contracts, which have been open for less than three months as of the end of the fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities or currencies held less than three months for purposes of the 30% test, as discussed above.

The fund will distribute to shareholders annually any net long-term capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the fund's fiscal year on forward currency contract transactions as discussed above). Such distributions will be combined with distributions of capital gains realized on the fund's other investments.

Under the Code, the fund's taxable income for each year will be computed without regard to any net foreign currency loss and net capital loss attributable to transactions after October 31, and any such net foreign currency loss and net capital loss will be treated as arising on the first day of the following taxable year.

The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the fund's investment income. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% in value of the fund's total assets at the close of its taxable year consists of securities of foreign issuers, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. In any year the fund makes such an election, shareholders will be notified as to the amount of foreign withholding and other taxes paid by the fund.

As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have income in excess of $100,000 for a taxable year will be required to pay an additional income tax liability of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish and contribute to an IRA each year without regard to extension (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

The foregoing is limited to a summary discussion of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details as to their particular tax situations.

                               PURCHASE OF SHARES

METHOD                      INITIAL INVESTMENT                        ADDITIONAL INVESTMENTS

                            See "Investment Minimums and Fund         $50 minimum (except where a
                            Numbers" for initial                      lower minimum is noted under
                            investment minimums.                      "Investment Minimums and Fund
                                                                      Numbers").

By contacting               Visit any investment dealer who is        Mail directly to your
your investment             registered in the state where the         investment dealer's address
dealer                      purchase is made and who has a            printed on your account
                            sales agreement with American Funds       statement.
                            Distributors.

By mail                     Make your check payable to the fund       Fill out the account additions
                            and mail to the address indicated         form at the bottom of a recent
                            on the account application.  Please       account statement, make your
                            indicate an investment dealer on          check payable to the fund,
                            the account application.                  write your account number on
                                                                      your check, and mail the check
                                                                      and form in the envelope
                                                                      provided with your account
                                                                      statement.

By telephone                Please contact your investment            Complete the "Investments by
                            dealer to open account, then follow       Phone" section on the account
                            the procedures for additional             application or American
                            investments.                              FundsLink Authorization Form.
                                                                      Once you establish the
                                                                      privilege, you, your financial
                                                                      advisor or any person with your
                                                                      account information can call
                                                                      American FundsLine(r) and make
                                                                      investments by telephone
                                                                      (subject to conditions noted in
                                                                      "Telephone Purchases,
                                                                      Redemptions and Exchanges"
                                                                      below).

By wire                     Call 800/421-0180 to obtain               Your bank should wire your
                            your account number(s), if                additional investments in the
                            necessary.  Please indicate an            same manner as described under
                            investment dealer on the                  "Initial Investment."
                            account.  Instruct your bank to
                            wire funds to:
                            Wells Fargo Bank
                            155 Fifth Street
                            Sixth Floor
                            San Francisco, CA 94106
                            (ABA #121000248)
                            For credit to the account of:
                            American Funds Service
                            Company a/c #4600-076178
                            (fund name)
                            (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER.



INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(r) (see description below):

FUND                                                                       MINIMUM              FUND
                                                                           INITIAL              NUMBER
                                                                           INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(r)                                                                                   02
                                                                           $1,000

American Balanced Fund(r)                                                                       11
                                                                           500

American Mutual Fund(r)                                                                         03
                                                                           250

Capital Income Builder(r)                                                                       12
                                                                           1,000

Capital World Growth and Income Fund(sm)                                                        33
                                                                           1,000

EuroPacific Growth Fund(r)                                                                      16
                                                                           250

Fundamental Investors(sm)                                                                       10
                                                                           250

The Growth Fund of America(r)                                                                   05
                                                                           1,000

The Income Fund of America(r)                                                                   06
                                                                           1,000

The Investment Company of America(r)                                                            04
                                                                           250

The New Economy Fund(r)                                                                         14
                                                                           1,000

New Perspective Fund(r)                                                                         07
                                                                           250

SMALLCAP World Fund(r)                                                                          35
                                                                           1,000

Washington Mutual Investors Fund(sm)                                                            01
                                                                           250

BOND FUNDS

American High-Income Municipal Bond Fund(r)                                                     40
                                                                           1,000

American High-Income Trust(sm)                                                                  21
                                                                           1,000

The Bond Fund of America(sm)                                                                    08
                                                                           1,000

Capital World Bond Fund(r)                                                                      31
                                                                           1,000

Intermediate Bond Fund of America(sm)                                                           23
                                                                           1,000

Limited Term Tax-Exempt Bond Fund of America(sm)                                                43
                                                                           1,000

The Tax-Exempt Bond Fund of America(r)                                                          19
                                                                           1,000

The Tax-Exempt Fund of California(r)*                                                           20
                                                                           1,000

The Tax-Exempt Fund of Maryland(r)*                                                             24
                                                                           1,000

The Tax-Exempt Fund of Virginia(r)*                                                             25
                                                                           1,000

U.S. Government Securities Fund(sm)                                                             22
                                                                           1,000

MONEY MARKET FUNDS

The Cash Management Trust of America(r)                                                         09
                                                                           2,500

The Tax-Exempt Money Fund of America(sm)                                                        39
                                                                           2,500

The U.S. Treasury Money Fund of America(sm)                                                     49
                                                                           2,500

___________
*Available only in certain states.



For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

DEALER COMMISSIONS - The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE                                       SALES CHARGE AS                  DEALER
AT THE OFFERING PRICE                                    PERCENTAGE OF THE:                  CONCESSION
                                                                                         AS PERCENTAGE
                                                                                         OF THE
                                                                                         OFFERING
                                                                                         PRICE

                                                         NET AMOUNT       OFFERING
                                                         INVESTED         PRICE

STOCK AND STOCK/BOND FUNDS

Less than $50,000
                                                         6.10%            5.75%          5.00%

$50,000 but less than $100,000
                                                         4.71             4.50           3.75

BOND FUNDS

Less than $25,000
                                                         4.99             4.75           4.00

$25,000 but less than $50,000
                                                         4.71             4.50           3.75

$50,000 but less than $100,000
                                                         4.17             4.00           3.25

STOCK, STOCK/BOND, AND BOND FUNDS

$100,000 but less than $250,000
                                                         3.63             3.50           2.75

$250,000 but less than $500,000
                                                         2.56             2.50           2.00

$500,000 but less than $1,000,000
                                                         2.04             2.00           1.60

$1,000,000 or more
                                                         none             none          (see below)




Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more; 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.


American Funds Distributors, at its expense (from a designated percentage of its income), will, during calendar year 1997, provide additional compensation to dealers. Currently these payments are limited to the top one hundred dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Any employer-sponsored 403(b) plan or defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees or any other purchaser investing at least $1 million in shares of the fund (or in combination with shares of other funds in The American Funds Group other than the money market funds) may purchase shares at net asset value; however, a contingent deferred sales charge of 1% is imposed on certain redemptions made within twelve months of the purchase. (See "Redeeming Shares--Contingent Deferred Sales Charge.") Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

NET ASSET VALUE PURCHASES - The stock, stock/bond and bond funds may sell shares at net asset value to: (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;
(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer; (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more; (5) insurance company separate accounts; (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to a statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

1. Portfolio securities, including ADR's and EDR's, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange determined by the officers of the fund to be the primary market. Equity securities traded in the over-the-counter market are valued at the last reported sale price prior to the time of valuation or, lacking any sales, at the last reported bid price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, are valued at the mean of representative quoted bid and asked prices for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business day in New York. In addition, European or Far Eastern securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the fund's net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the fund's calculation of net asset value unless the Board of Trustees deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares, into U.S. dollars at the prevailing market rates. The fair value of all other assets is added to the value of securities to arrive at the total assets;

2. There are deducted from the total assets, thus determined, the liabilities, including accruals of taxes and other expense items; and

3. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares directly or indirectly or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially, directly, indirectly, or through a unit investment trust more than 4.5% of the outstanding shares of the fund without the consent of a majority of the Board of Trustees.

                                REDEEMING SHARES

By writing to American Funds            Send a letter of instruction specifying the name
Service Company (at the                 of the fund, the number of shares or dollar amount
appropriate address indicated           to be sold, your name and account number.  You
under "Fund Organization and            should also enclose any share certificates you
Management - Principal                  wish to redeem.  For redemptions over $50,000 and
Underwriter and Transfer Agent"         for certain redemptions of $50,000 or less (see
in the prospectus)                      below), your signature must be guaranteed by a
                                        bank, savings association, credit union, or member
                                        firm of a domestic stock exchange or the National
                                        Association of Securities Dealers, Inc. that is an
                                        eligible guarantor institution.  You should verify
                                        with the institution that it is an eligible
                                        guarantor prior to signing.  Additional
                                        documentation may be required for redemption of
                                        shares held in corporate, partnership or fiduciary
                                        accounts.  Notarization by a Notary Public is not
                                        an acceptable signature guarantee.

By contacting your investment           If you redeem shares through your investment
dealer                                  dealer, you may be charged for this service.
                                        SHARES HELD FOR YOU IN YOUR INVESTMENT DEALER'S
                                        STREET NAME MUST BE REDEEMED THROUGH THE DEALER.

You may have a redemption check         You may use this option, provided the account is
sent to you by using American           registered in the name of an individual(s), a
FundsLine(r) or by telephoning,         UGMA/UTMA custodian, or a non-retirement plan
faxing, or                              trust.  These redemptions may not exceed $50,000
telegraphing American Funds             per shareholder, per day, per fund account and the
Service Company (subject to the         check must be made payable to the shareholder(s)
conditions noted in this section        of record and be sent to the address of record
and in "Telephone Purchases,            provided the address has been used with the
Sales and Exchanges" in the             account for at least 10 days.  See "Fund
prospectus)                             Organization and Management - Principal
                                        Underwriter and Transfer Agent" in the prospectus
                                        and "Exchange Privilege" below for the appropriate
                                        telephone or fax number.

In the case of the money                Upon request (use the account application for the
market funds, you may have              money market funds) you may establish telephone
redemptions wired to your bank by       redemption privileges (which will enable you to
telephoning American Funds              have a redemption sent to your bank account)
Service Company ($1,000 or more)        and/or check writing privileges.  If you request
or by writing a check ($250 or          check writing privileges, you will be provided
more)                                   with checks that you may use to draw against your
                                        account.  These checks may be made payable to
                                        anyone you designate and must be signed by the
                                        authorized number of registered shareholders
                                        exactly as indicated on your checking account
                                        signature card.


A SIGNATURE GUARANTEE IS NOT CURRENTLY REQUIRED FOR ANY REDEMPTION OF $50,000 OR LESS PROVIDED THE REDEMPTION CHECK IS MADE PAYABLE TO THE REGISTERED SHAREHOLDER(S) AND IS MAILED TO THE ADDRESS OF RECORD, PROVIDED THE ADDRESS HAS BEEN USED WITH THE ACCOUNT FOR AT LEAST 10 DAYS.

CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

REDEMPTION OF SHARES - The fund's Declaration of Trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder owns of record, shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Trustees of the fund may from time to time adopt.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the dates you select. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(I) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(r) (see "American FundsLine(r)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES - You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either meet the minimum initial investment requirement for the receiving fund OR the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company. Purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(r). To use this service, call 800/325-3590 from a TouchTonet telephone. Redemptions and exchanges through American FundsLine(r) are subject to the conditions noted above and in "Telephone Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine(r)), fax or telegraph redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

Brokerage commissions paid on portfolio transactions for the fiscal years ended March 31, 1997, 1996 and 1995, amounted to $18,418,000, $17,493,000 and
$7,563,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $13,929,000 for the fiscal year ended March 31, 1997.

INDEPENDENT ACCOUNTANTS - Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the fund's independent accountants since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements, included in this Statement of Additional Information from the Annual Report, have been so included in reliance on the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on March 31. Shareholders are provided at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, Price Waterhouse LLP, whose selection is determined annually by the Trustees.

REMOVAL OF TRUSTEES BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Trustee or Trustees from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Trustees. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of Trustees, as though the fund were a common-law trust. Accordingly, the Trustees of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Under the laws of certain states, including Massachusetts where the fund was organized and California where the fund's principal office is located, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund. However, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts, omissions, obligations or affairs of the fund and provides that notice of the disclaimer may be given in each agreement, obligation, or instrument which is entered into or executed by the fund or Trustees. The Declaration of Trust provides for indemnification out of fund property of any shareholder held personally liable for the obligations of the fund and also provides for the fund to reimburse such shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

Under the Declaration of Trust, the Trustees, officers, employees or agents of the fund are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

SHAREHOLDER VOTING RIGHTS - All shares of the fund have equal voting rights and may be voted in the elections of Trustees and on other matters submitted to the vote of shareholders. As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested to do so by the record holders of at least 10% of the outstanding shares. At such meeting, a Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. The shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Trustees can elect all the Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the fund, except that amendments may be made upon the sole approval of the Trustees to conform the Declaration of Trust to the requirements of applicable Federal laws or regulations or the requirements of the regulated investment company provisions of the Code; however, the Trustees shall not be held liable for failing to do so. If not terminated by the vote or written consent of a majority of the outstanding shares, the fund will continue indefinitely.

The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this statement of additional information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- MARCH 31, 1997

Net asset value and redemption price per share

  (Net assets divided by shares outstanding)                $26.70

Maximum offering price per share

  (100/94.25 of net asset value per share, which takes

    into account the fund's current maximum sales charge)   $28.33


                               INVESTMENT RESULTS

The fund's yield is 1.61% based on a 30-day (or one month) period ended March 31, 1997, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[( a-b/cd + 1)/6/ -1]

  Where: a = dividends and interest earned during the period.

   b = expenses accrued for the period (net of reimbursements).

  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

   d = the maximum offering price per share on the last day of the period.

The fund's average annual total return for the one year, five year and ten year periods as of March 31, 1997 were 9.23%, 12.38% and 12.23%, respectively. The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures.

The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., Wiesenberger Investment Companies Services and the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various periodicals, including BARRON'S, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

The fund may from time to time illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The fund may, from time to time, compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing and fuels, transportation, and other goods and services that people buy for day-to-day living).

The investment results set forth below were calculated as described in the fund's Prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.

EXPERIENCE OF THE INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1967 ( 127 in all) those funds have had better total returns than the Standard and Poor's 500 Composite Stock Index in 91 of the 127 periods.

Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

                      EUPAC VS. VARIOUS UNMANAGED INDICES


Period                                      MSCI

4/1 - 3/31         EUPAC                    S&P 500/1/           EAFE/2/



1987 - 1997        217.0%                   250.1%               84.5%

1984* - 1997       566.7%                   625.9%               472.2%




/1/ The Standard and Poor's 500 Stock Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/2/ The Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) is an arithmetical average, weighted by market value, of the more than 1,000 securities listed on the stock exchanges of Europe, Australia, New Zealand and the Far East.

* From inception on April 16, 1984.


IF YOU ARE CONSIDERING EUPAC FOR AN INDIVIDUAL RETIREMENT ACCOUNT .  .  .

Here's how much you would have if you had invested $2,000 a year in the fund:

1 Year                    5 Years            10 Years              Lifetime

(4/1/96 - 3/31/97)        (4/1/92 - 3/31/97)   (4/1/87 - 3/31/97)    (4/16/84 - 3/31/97)



$2,185                    $14,353            $40,042               $73,251



                      ___________________________________

SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM...

If you had invested                               ...and taken all distributions in

$10,000 in EUPAC                                  shares, your investment

this many years ago...                            would have been worth this

                                                  much at March 31, 1997





                            Periods

Number of Years             4/1  -  3/31          Value



1                           1996-1997             $  10,923

2                           1995-1997             13,092

3                           1994-1997             13,181

4                           1993-1997             16,646

5                           1992-1997             17,925

6                           1991-1997             20,025

7                           1990-1997             21,844

8                           1989-1997             25,561

9                           1988-1997             29,316

10                          1987-1997             31,696

11                          1986-1997             40,891

12                          1985-1997             63,158

Lifetime*                   1984-1997             66,672


 (*  from inception on April 16, 1984)
___________________________________

Illustration of a $10,000 investment in EUPAC with dividends reinvested (For the lifetime of the fund April 16, 1984 through March 31, 1997)



                                   COST OF SHARES
    VALUE OF SHARES



Fiscal                                         Total            From             From               From

Year End       Annual            Dividends     Investment       Initial          Capital Gains      Dividends   Total

March 31       Dividends         (cumulative)      Cost           Investment      Reinvested         Reinvested   Value



1985*          $69               $     69      $ 10,069         $ 9,876          $    --            $  72      $  9,948

1986           35                104           10,104           15,206           --                    162     15,368

1987           118               222           10,222           18,489           1,006              332        19,827

1988           491               713           10,713           17,370           3,213              854        21,437

1989           316               1,029         11,029           18,379           4,969              1,238      24,586

1990           527               1,556         11,556           19,760           7,128              1,874      28,762

1991           656               2,212         12,212           20,845           7,883              2,653      31,381

1992           611               2,823         12,823           22,857           8,645              3,555      35,057

1993           538               3,361         13,361           24,238           9,167              4,349      37,754

1994           515               3,876         13,876           30,151           11,557             5,962      47,670

1995           716               4,592         14,592           28,695           12,927             6,385      48,007

1996           1,132             5,724         15,724           33,352           15,547             8,634      57,533

1997           1,063             6,787         16,787           36,676           19,366             10,630     66,672


The dollar amount of capital gain distributions during the period was $11,188. (* from inception on April 16, 1984)


                          DESCRIPTION OF BOND RATINGS
                           Corporate Debt Securities

 MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C" according to quality.

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and , in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."
 STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."
"AA -- High grade. Very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"A - Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C-1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."


EuroPacific Growth Fund
Investment Portfolio March 31, 1997

                                                                                                            Percent
Industry Diversification                                                  Largest Individual                 of Net
 9.95% Telecommunications                                                           Holdings                 Assets
 9.03% Banking                                                                      Novartis                  2.22%
 6.72% Automobiles                                                                     Astra                  1.83%
 6.66% Health & Personal Care                                                            ING                   1.68
 5.34% Broadcasting & Publishing                                                  Mannesmann                   1.68
48.92% Other Industries                                             Bayerische Motoren Werke                   1.46
13.38% Bonds, Cash and Equivalents                                                     Volvo                   1.39
                                                                        Telefonica de Espana                   1.27
                                                                                       Orkla                   1.17
                                                                   Australia and New Zealand
                                                                               Banking Group                   1.16
                                                                         Bank of Nova Scotia                   1.16


EQUITY-TYPE SECURITIES                                                             Shares or      Market    Percent
(common and preferred stocks and convertible debentures)                           Principal       Value     of Net
                                                                                      Amount  (Millions)     Assets
Telecommunications- 8.68%
Telefonica de Espana, SA (Spain)                                                    8,155,000   $ 201.997
Telefonica de Espana, SA (American Depositary Receipts)                               153,000      10.978     1.27%
Telecom Italia Mobile SpA (Italy)                                                  51,390,000     150.635
Telecom Italia Mobile SpA, savings shares                                          23,105,000      39.389       1.14
Telefonos de Mexico, SA de CV, Class L (American
 Depositary Receipts) (Mexico)                                                      4,372,000     168.322
Telefonos de Mexico, SA de CV, Class L                                              9,612,500      18.479       1.12
Hong Kong Telecommunications Ltd. (Hong Kong)                                      77,653,848     132.794        .79
British Telecommunications PLC (United Kingdom)                                    15,950,000     116.797        .70
Telecom Corp. of New Zealand Ltd. (New Zealand)                                    16,780,173      76.388
Telecom Corp. of New Zealand Ltd. /1/                                               6,519,900      29.680
Telecom Corp. of New Zealand Ltd. (American Depositary
 Receipts)                                                                             31,800       2.258        .65
Telecom Italia SpA (Italy)                                                         24,605,000      62.949
Telecom Italia SpA, savings shares                                                 18,000,000      38.940        .61
Koninklijke PTT Nederland NV (Netherlands)                                          2,601,900      96.387        .58
Tele Danmark AS, Class B (Denmark)                                                  1,000,000      52.532
Tele Danmark AS, Class B (American Depositary Receipts)                             1,050,400      27.442        .48
Telefonica del Peru SA (American Depositary Receipts) (Peru)                        2,987,900      66.481        .40
Telecomunicacoes Brasileiras SA, preferred nominative
 (American Depositary Receipts) (Brazil)                                              577,436      59.115        .35
Philippine Long Distance Telephone Co. (American Depositary
 Receipts) (Philippines)                                                              426,250      25.522
Philippine Long Distance Telephone Co., convertible preferred
 shares, Series III (Global Depositary Receipts)                                      400,000      22.000
Philippine Long Distance Telephone Co., convertible preferred
 shares, Series II (Global Depositary Receipts) /1/                                   220,000       7.480        .33
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp.
 (American Depositary Receipts) (Indonesia)                                         1,078,600      28.853
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp.                        8,550,000      22.800        .31
Mahanagar Telephone Nigam Ltd. (India)                                              7,600,000      51.162        .31
SK Telecom Co. Ltd. (South Korea)                                                      39,880      37.138        .22
STET-Societa Finanziaria Telefonica p.a., nonconvertible
 savings shares (Italy)                                                             6,100,000      22.118
STET-Societa Finanziaria Telefonica p.a.                                            3,335,000      14.933        .22
Deutsche Telekom AG (Germany)                                                       1,213,500      27.856        .17
Videsh Sanchar Nigam Ltd. (Global Depositary Receipts)
 (India) /1/ /2/                                                                    1,511,309      26.523        .16
DDI Corp. (Japan)                                                                       2,400      15.160        .09
Vodafone Group PLC (American Depositary Receipts)
 (United Kingdom)                                                                     105,000       4.633        .03
Kokusai Denshin Denwa Co., Ltd. (Japan)                                                70,300       4.100        .02
Banking- 9.03%
Australia and New Zealand Banking Group Ltd. (Australia)                           30,631,058     194.064       1.16
Bank of Nova Scotia (Canada)                                                        5,266,300     193.723       1.16
Royal Bank of Canada (Canada)                                                       3,847,700     149.325        .89
ABN AMRO Holding NV (Netherlands)                                                   1,905,402     131.015        .78
Banco de Santander, SA (Spain)                                                      1,531,800     107.259
Banco de Santander, SA (American Depositary Receipts)                                 308,200      20.958        .77
Westpac Banking Corp. (Australia)                                                  21,935,130     127.275        .76
HSBC Holdings PLC (Hong Kong)                                                       4,776,800     110.971
HSBC Holdings PLC (United Kingdom)                                                    172,223       4.229        .69
Lloyds TSB Group plc (United Kingdom)                                              11,670,000      95.814        .57
Sakura Bank, Ltd. (Japan)                                                           7,311,000      40.978
Sakura Finance (Bermuda) Trust, convertible preference share
 units                                                                                    269      12.336        .32
Bank of Scotland (United Kingdom)                                                   8,045,000      42.315        .25
Bank of Tokyo-Mitsubishi, Ltd. (Japan)                                              1,151,000      17.967
MBL International Finance, 3.00% convertible debentures 2002
 (Bermuda)                                                                       $15,000,000       15.394        .20
Grupo Financiero Banamex Accival, SA de CV, Class B (Mexico) /2/                    9,530,000      21.667
Grupo Financiero Banamex Accival, SA de CV, Class L  /2/                            2,207,777       4.456        .16
National Australia Bank Ltd. (Australia)                                            2,060,606      26.094        .16
Allied Irish Banks, PLC (Ireland)                                                   3,750,000      25.580        .15
Kookmin Bank (Global Depositary Receipts) (South Korea) /1/                         1,390,000      24.985        .15
Hanil Bank (South Korea)                                                            4,241,600      23.749        .14
Fuji Bank, Ltd. (Japan)                                                             1,340,000      15.498
Fuji International Finance (Bermuda) Trust, convertible
 preference share units                                                                   260       5.930        .13
Toyo Trust and Banking Co., Ltd. (Japan)                                            2,700,000      18.627        .11
Barclays PLC (United Kingdom)                                                       1,000,000      16.782        .10
Yasuda Trust and Banking Co., Ltd. (Japan)                                          5,100,000      14.231        .08
Credit Commercial de France (France)                                                  250,501      12.015        .07
Bangkok Bank Public Co. Ltd., 3.25% convertible debentures
 2004 (Thailand)                                                                 Y10,000,000        9.300        .06
Mitsui Trust and Banking Co. Ltd. (Japan)                                           1,475,000       8.470        .05
Korea First Bank (South Korea)                                                      2,010,000       8.216        .05
Shinhan Bank (South Korea)                                                            454,473       6.480        .04
Asahi Bank, Ltd. (Japan)                                                              850,000       5.349        .03
Sumitomo Bank, Ltd., 0.75% convertible debentures 2001
 (Japan)                                                                       DM100,000,000         .849        .00
Automobiles- 6.72%
Bayerische Motoren Werke AG (Germany)                                                 271,909     220.004
Bayerische Motoren Werke AG, preferred shares                                          43,636      24.453       1.46
Volvo AB, Class B (Sweden)                                                          8,545,000     232.758       1.39
Daimler-Benz AG (Germany) /2/                                                       1,221,150      97.633
Daimler-Benz AG, 4.125% convertible debentures 2003 /1/                         $101,914,000       86.735       1.10
Honda Motor Co., Ltd. (Japan)                                                       4,784,000     142.777        .85
Toyota Motor Corp. (Japan)                                                          4,890,000     123.792        .74
Suzuki Motor Corp. (Japan)                                                          7,859,000      76.276        .46
Regie Nationale des Usines Renault, SA (France)                                     1,924,454      48.702        .29
Peugeot SA (France)                                                                   300,000      34.223        .20
Volkswagen AG (Germany)                                                                44,400      24.535        .15
Hyundai Motor Co. (Global Depositary Receipts) (South Korea) /1/                      940,000       7.661
Hyundai Motor Co. (Global Depositary Receipts)                                        800,000       6.520        .08
Health & Personal Care- 6.66%
Novartis AG (Switzerland)                                                             300,088     372.399       2.22
AB Astra, Class A (Sweden)                                                          5,340,000     254.815
AB Astra, Class B                                                                   1,130,000      52.124       1.83
Zeneca Group PLC (United Kingdom)                                                   3,750,000     108.638        .65
Elan Corp., PLC (American Depositary Receipts) (Ireland) /2/                        2,294,600      78.303        .47
Glaxo Wellcome PLC (United Kingdom)                                                 2,185,000      40.099
Glaxo Wellcome PLC (American Depositary Receipts)                                   1,000,000      35.375        .45
Hoya Corp. (Japan)                                                                  1,544,000      69.183        .41
Teva Pharmaceutical Industries Ltd. (American Depositary
 Receipts) (Israel)                                                                   800,000      44.400        .27
SmithKline Beecham PLC (American Depositary Receipts)
 (United Kingdom)                                                                     500,000      35.000        .21
Synthelabo (France)                                                                   128,000      13.121        .08
Sankyo Co., Ltd. (Japan)                                                              442,000      12.190        .07
Multi-Industry- 5.40%
Orkla AS, Class A (Norway)                                                          1,974,000     158.938
Orkla AS, Class B                                                                     500,000      37.680       1.17
Hutchison Whampoa Ltd. (Hong Kong)                                                 19,430,000     146.072        .87
Siebe PLC (United Kingdom)                                                          5,450,000      91.911        .55
Swire Pacific Ltd., Class A (Hong Kong)                                            10,305,000      81.129        .48
Lend Lease Corp. Ltd. (Australia)                                                   4,341,120      74.409        .44
Jardine Strategic Holdings Ltd. (Singapore - Incorporated in
 Bermuda)                                                                          14,375,000      49.737
Jardine Strategic Holdings Ltd., 7.50% convertible Eurobonds
 2049                                                                            $11,631,000       12.707
Jardine Strategic Holdings Ltd. (American Depositary
 Receipts)                                                                            300,000       2.064
Jardine Strategic Holdings Ltd., warrants, expire 1998 /2/                          1,375,000        .447        .39
Brierley Investments Ltd. (New Zealand)                                            42,638,320      39.709
Brierley Investments Ltd., convertible preferred shares                             2,105,750       1.829        .25
B A T Industries PLC (United Kingdom)                                               4,720,000      40.149        .24
Industriforvaltnings AB Kinnevik, Class B (Sweden)                                  1,059,111      29.130
Industriforvaltnings AB Kinnevik, Class A                                             302,260       8.133        .22
Imasco Ltd. (Canada)                                                                1,350,000      34.001        .20
Ayala Corp., Class B (Philippines)                                                 28,716,500      29.436        .18
Preussag AG (Germany)                                                                  78,500      21.160
Preussag AG, warrants, expire 2001 /2/                                                 30,200       1.774        .14
Incentive AB, Class B (Sweden)                                                        250,000      16.966
Incentive AB, Class A                                                                  59,850       4.046        .13
First Pacific Co. Ltd. (Hong Kong)                                                 15,928,210      20.249        .12
Groupe Bruxelles Lambert SA, warrants, expire 1998 (Belgium) /2/                      126,900       2.602        .02
Broadcasting & Publishing- 5.34%
News Corp. Ltd. (American Depositary Receipts) (Australia)                          3,958,200      71.248
News Corp. Ltd., preferred shares                                                  11,017,777      43.195
News Corp. Ltd.                                                                     7,982,052      37.239
News Corp. Ltd., preferred shares (American Depositary
 Receipts)                                                                          1,181,600      17.576       1.01
Mediaset SPA (Italy) /1/ /2/                                                       16,174,544      65.047        .39
Mediaset SPA /1/                                                                    8,093,000      32.547        .19
CANAL+ (France)                                                                       373,495      73.516        .44
Soft Bank Corp. (Japan)                                                               895,440      56.852        .34
Carlton Communications PLC (United Kingdom)                                         5,441,250      46.687        .28
Television Broadcasts Ltd. (Hong Kong)                                             11,467,000      46.619        .28
Publishing & Broadcasting Ltd. (PBL) (Australia)                                    8,558,626      46.170        .28
Grupo Televisa, SA (American Depositary Receipts) (Mexico) /2/                      1,791,800      44.571        .27
Thompson Corp. (Canada)                                                             2,150,000      42.497        .25
Pathe (France)                                                                        140,300      35.955        .21
Independent Newspapers, PLC (Ireland)                                               6,506,544      35.075        .21
NV Verenigd Bezit VNU (Netherlands)                                                 1,670,000      34.360        .21
Reed International PLC (United Kingdom)                                             1,155,634      21.284
Elsevier NV (Netherlands)                                                             725,000      11.786        .20
Wolters Kluwer NV (Netherlands)                                                       257,659      31.025        .19
Pearson PLC (United Kingdom)                                                        2,210,000      26.481        .16
Daily Mail and General Trust PLC, Class A (United Kingdom)                            790,000      21.426        .13
Nippon Television Network Corp. (Japan)                                                75,000      20.564        .12
Television Francaise 1 SA (France)                                                    165,000      16.532        .10
United News & Media PLC, 6.125% convertible debentures 2003
 (United Kingdom)                                                               GBP7,400,000       12.772        .08
Energy Sources- 3.80%
TOTAL, Class B (France)                                                             1,177,461     102.030
TOTAL, Class B (American Depositary Receipts)                                       1,033,547      43.797        .87
Royal Dutch Petroleum Co. (Netherlands)                                               400,000      72.619
Royal Dutch Petroleum Co. (New York Registered Shares)                                115,000      20.125
'Shell' Transport and Trading Co., PLC (New York Registered
 Shares) (United Kingdom)                                                             225,000      23.513        .69
Repsol SA (American Depositary Receipts) (Spain)                                    1,150,000      46.862
Repsol SA                                                                             950,000      40.599        .52
Societe Nationale Elf Aquitaine (France)                                              850,000      87.284        .52
Sasol Ltd. (South Africa)                                                           4,169,940      44.587        .27
Suncor Inc. (Canada)                                                                1,000,000      44.085        .26
Woodside Petroleum Ltd. (Australia)                                                 4,200,000      30.937        .18
ENI SpA (American Depositary Receipts) (Italy)                                        550,000      27.844        .17
YPF SA, Class D (American Depositary Receipts)(Argentina)                             967,000      25.625        .15
Broken Hill Proprietary Co. Ltd. (Australia)                                        1,115,955      14.875        .09
Petrofina SA (Belgium)                                                                 40,000      13.943        .08
Insurance- 3.33%
Internationale Nederlanden Groep NV (Netherlands)                                   6,228,206     245.330
Internationale Nederlanden Groep NV, warrants, expire 2001 /2/                      4,100,000      36.605       1.68
Royal Sun Alliance (United Kingdom)                                                 7,651,295      56.217        .34
PartnerRe Holdings Ltd. (Incorporated in Bermuda)                                   1,587,400      56.154        .34
Union de Assurances Federales (France)                                                386,667      49.959        .30
Corporacion Mapfre, CIR, SA (Spain)                                                   839,382      43.543        .26
GIO Australia Holdings Ltd. (Australia)                                            10,106,056      29.636        .18
CKAG Colonia Konzern AG (Germany)                                                     284,880      26.806
CKAG Colonia Konzern AG, preferred shares                                              15,530       1.261        .17
Yasuda Fire and Marine Insurance Co., Ltd. (Japan)                                  1,190,000       5.871        .03
Munchener Ruckversicherungs-Gesellschaft (Germany)                                      3,000       5.484        .03
Food & Household Products- 3.32%
Nestle SA (Switzerland)                                                               137,225     160.662        .96
Unilever PLC (United Kingdom)                                                       4,030,000     106.979        .64
Groupe Danone (France)                                                                628,224      99.729        .60
Reckitt & Colman PLC (United Kingdom)                                               6,816,250      91.648        .55
Cadbury Schweppes PLC (United Kingdom)                                              8,109,282      71.978        .43
PT Indofood Sukses Makmur (Indonesia)                                               9,416,500      20.795        .12
Universal Robina Corp. (Philippines)                                                7,600,000       3.462        .02
Beverages & Tobacco- 3.10%
Coca-Cola Amatil Ltd. (Australia)                                                  10,381,075      98.728        .59
Seagram Co. Ltd. (Canada)                                                           1,700,000      65.025        .39
South African Breweries Ltd. (South Africa)                                         1,942,533      61.542        .37
LVMH Moet Hennessy Louis Vuitton (France)                                             232,000      56.400        .34
Panamerican Beverages, Inc., Class A (Mexico)                                       1,034,100      55.454        .33
San Miguel Corp., Class B (Philippines)                                            12,728,800      44.217        .26
Lion Nathan Ltd. (New Zealand)                                                     15,940,000      37.888        .23
Cia. Cervejaria Brahma, preferred shares (Brazil)                                  45,665,000      29.775        .18
Swedish Match AB (Sweden)                                                           8,413,000      29.551        .18
PT Hanjaya Mandala Sampoerna (Indonesia)                                            4,530,000      21.234        .13
ITC Ltd. (India)                                                                    1,700,000      17.012        .10
Utilities: Electric & Gas- 2.91%
Centrais Eletricas Brasileiras SA Electrobras, preferred
 nominative (American Depositary Receipts) (Brazil)                                 3,200,500      68.011
Centrais Eletricas Brasileiras SA Electrobras, ordinary
 nominative (American Depositary Receipts)                                          1,287,000      26.223        .56
Cia. Energetica de Minas Gerais - CEMIG (American
 Depositary Receipts) (Brazil)                                                      1,428,550      58.571
Cia. Energetica de Minas Gerais - CEMIG, preferred
 nominative                                                                       421,000,000      17.333
Cia. Energetica de Minas Gerais - CEMIG, ordinary
 nominative                                                                       105,000,000       4.462        .49
Cia. Energetica de Minas Gerais - CEMIG (American
 Depositary Receipts) /1/                                                              23,100        .947
Korea Electric Power Corp. (South Korea)                                            1,589,580      46.281
Korea Electric Power Corp. (American Depositary Receipts)                             740,000      12.950
Korea Electric Power Corp., 5.00% convertible debentures 2001                     $5,000,000        4.900        .38
National Power PLC (United Kingdom)                                                 7,135,400      57.059        .34
Hongkong Electric Holdings Ltd. (Hong Kong)                                        14,481,500      51.118        .31
Scottish Power PLC (United Kingdom)                                                 7,504,300      43.604        .26
CESP - Cia. Energetica de Sao Paulo, ordinary nominative
 (Brazil) /2/                                                                     264,120,000      14.341
CESP - Cia. Energetica de Sao Paulo, preferred
 nominative (American Depositary Receipts) /2/                                        723,420      10.490
CESP - Cia. Energetica de Sao Paulo, preferred
 nominative (American Depositary Receipts) /1/ /2/                                     83,664       1.213        .16
Enersis SA (American Depositary Receipts) (Chile)                                     741,800      23.552        .14
Huaneng Power International, Inc., Class N (American
 Depositary Receipts) (People's Republic of China) /2/                                925,000      20.697        .12
Manila Electric Co., Class B (Philippines)                                          1,753,424      13.979        .08
PowerGen PLC (United Kingdom)                                                       1,175,000      11.453        .07
Machinery & Engineering- 2.71%
Mannesmann AG (Germany)                                                               736,012     281.436       1.68
Valmet Oy (Finland)                                                                 3,400,000      60.922        .36
Kvaerner AS, Class A (Norway)                                                         910,000      49.398        .29
Kawasaki Heavy Industries, Ltd. (Japan)                                             6,800,000      26.454        .16
Komori Corp. (Japan)                                                                1,237,000      24.712        .15
Mitsubishi Heavy Industries, Ltd. (Japan)                                           1,753,000      11.413        .07
Business & Public Services- 2.52%
Rentokil Group PLC (United Kingdom)                                                13,710,000      94.648        .57
Brambles Industries Ltd. (Australia)                                                3,350,000      55.083        .33
Hyder PLC (United Kingdom)                                                          3,850,000      49.993        .30
United Utilities PLC (United Kingdom)                                               3,921,427      40.479        .24
Thames Water PLC (United Kingdom)                                                   3,039,925      33.153        .20
Quebecor Printing Inc. (Canada)                                                     1,492,000      27.604        .16
Havas SA (France)                                                                     330,000      24.549        .15
NTT Data Communications Systems Corp. (Japan)                                             895      23.816        .14
Severn Trent PLC (United Kingdom)                                                   1,890,000      21.529        .13
Reuters Holdings PLC (United Kingdom)                                               1,916,700      19.501        .12
Securitas AB, Class B (Sweden)                                                        467,000      13.061        .08
Secom Co., Ltd. (Japan)                                                               220,000      12.367        .07
Thorn PLC (United Kingdom)                                                          1,918,940       5.283        .03
Eurotunnel SA, units, comprised of one share of Eurotunnel SA
 ordinary and one share of Eurotunnel PLC ordinary (France) /2/                       605,900        .712        .00
Metals: Nonferrous- 2.23%
Pechiney, Class A (France)                                                          2,630,000     106.951        .64
Cominco Ltd. (Canada)                                                               2,600,000      70.525        .42
WMC Ltd. (Australia)                                                                8,767,748      55.411        .33
Inco Ltd. (Canada)                                                                  1,490,000      48.611        .29
Outokumpu Oy, Class A (Finland)                                                     1,200,000      22.589        .13
Alcan Aluminium Ltd. (Canada)                                                         600,000      20.325        .12
The RTZ Corp. (United Kingdom)                                                      1,280,000      20.271        .12
Teck Corp., Class B (Canada)                                                          900,000      19.678        .12
Noranda Inc. (Canada)                                                                 450,000       9.968        .06
Electronic Components- 2.21%
Rohm Co., Ltd. (Japan)                                                              1,572,000     115.955        .69
Kyocera Corp. (Japan)                                                               1,383,000      78.524        .47
Murata Manufacturing Co., Ltd. (Japan)                                              2,060,000      73.976        .44
ASM Lithography Holding NV (Netherlands) /2/                                          940,000      73.052        .44
Hirose Electric Co., Ltd. (Japan)                                                     405,000      22.242        .13
Delta Electronics Industrial Co., 0.50% convertible
 debentures 2004 (Taiwan)                                                         $7,250,000        7.558        .04
Electrical & Electronic- 2.14%
ABB AG, Class A (Switzerland)                                                          44,074      52.979
ABB AB, Class B (Sweden)                                                              369,300      41.315
ABB AB, Class B (American Depositary Receipts)                                        210,000      22.732
ABB AB, Class A                                                                       180,000      20.209        .82
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                                   2,621,880      91.574
Telefonaktiebolaget LM Ericsson, Class B (American Depositary
 Receipts)                                                                            660,000      22.316        .68
Nokia Corp., Class K (Finland)                                                      1,113,000      66.776
Nokia Corp., Class A                                                                  192,000      11.635        .47
Northern Telecom Ltd. (Canada)                                                        230,000      15.036        .09
Johnson Electric Holdings Ltd. (Hong Kong - Incorporated in
 Bermuda)                                                                           3,901,300       9.919        .06
Tokyo Electron Ltd. (Japan)                                                            86,900       2.882        .02
Recreation & Other Consumer Products- 1.58%
Nintendo Co., Ltd. (Japan)                                                          1,589,500     114.160        .68
Fuji Photo Film Co., Ltd. (Japan)                                                   1,400,000      46.085        .28
Bajaj Auto Ltd. (India)                                                             1,365,000      34.411
Bajaj Auto Ltd. (Global Depositary Receipts)                                           50,000       1.862        .22
Sony Music Entertainment (Japan) Inc. (Japan)                                         697,000      25.368        .15
Square Co., Ltd. (Japan)                                                              539,600      21.647        .13
PolyGram NV (New York Registered Shares) (Netherlands)                                250,000      12.312        .07
EMI Group PLC (United Kingdom)                                                        417,764       7.656        .05
Merchandising- 1.55%
Tesco PLC (United Kingdom)                                                          9,601,830      55.160        .33
Cifra, SA de CV, Class B (Mexico) /2/                                              16,576,400      23.031
Cifra, SA de CV, Class A /2/                                                       13,558,176      18.735
Cifra, SA de CV, Class C /2/                                                        8,067,200      11.209        .32
H & M Hennes & Mauritz AB, Class B (Sweden)                                           214,250      28.683        .17
Amway Japan Ltd. (American Depositary Receipts) (Japan)                               715,000      10.099
Amway Japan Ltd.                                                                      335,000       9.212
AJL PEPS Trust                                                                        465,000       7.324        .15
Woolworths Ltd. (Australia)                                                         8,547,244      22.853        .14
Coles Myer Ltd. (Australia)                                                         4,830,347      22.725        .14
George Weston Ltd. (Canada)                                                           300,000      14.851        .09
Ito-Yokado Co., Ltd. (Japan)                                                          280,000      12.456        .07
Carrefour SA (France)                                                                  20,000      12.426        .07
WHSmith Group PLC (United Kingdom)                                                  1,500,000      11.120        .07
Industrial Components- 1.25%
Cie. Generale des Etablissements Michelin, Class B
 (France)                                                                           1,334,000      79.413
Cie. Generale des Etablissements Michelin, convertible
 preferred shares                                                                      52,266       3.077        .49
Bridgestone Corp. (Japan)                                                           2,221,000      41.675        .25
Morgan Crucible Co. PLC (United Kingdom)                                            3,408,240      26.610        .16
Sumitomo Electric Industries, Ltd. (Japan)                                          1,742,000      23.670        .14
Calsonic Corp. (Japan)                                                              3,745,000      19.173        .11
MINEBEA Co., Ltd. (Japan)                                                           2,078,000      17.311        .10
Chemicals- 1.22%
AGA AB, Class B (Sweden)                                                            3,430,000      50.693        .30
Hoechst AG (Germany)                                                                1,150,000      46.558        .28
BASF AG, warrants, expire 2001 (Germany) /2/                                          250,000      45.999        .27
L'Air Liquide (France)                                                                229,946      36.380        .22
Ciba Specialty Chemicals Holdings (Switzerland)                                       165,667      13.698        .08
DSM NV (Netherlands)                                                                  123,306      12.448        .07
Appliances & Household Durables- 1.15%
Philips Electronics NV (Netherlands)                                                1,605,000      74.856        .45
Sony Corp. (Japan)                                                                    937,000      65.554        .39
AB Electrolux, Class B (Sweden)                                                       823,000      51.272        .31
SANYO Electric Co., Ltd. (Japan)                                                       85,000        .321        .00
Forest Products & Paper- 0.86%
UPM-Kymmene Corp. (Finland)                                                         2,300,000      50.705
UPM-Kymmene Corp., 8.25% convertible debentures 2043                           FIM40,000,000        9.664        .36
Stora Kopparbergs Bergslags AB, Class B (Sweden)                                    2,150,000      29.781        .18
AssiDoman AB (Sweden)                                                                 828,000      21.950        .13
Carter Holt Harvey Ltd. (New Zealand)                                               8,224,336      17.434        .10
MAYR-MELNHOF Karton AG (Austria) /2/                                                  160,000       8.478        .05
Kimberly-Clark de Mexico, SA de CV, Class A (Mexico)                                1,615,000       6.507        .04
Building Materials & Components- 0.73%
CEMEX, SA de CV, ordinary participation certificates (Mexico)                      16,746,650      61.343
CEMEX, SA de CV, Class B                                                            2,210,625       8.907
CEMEX, SA de CV, Class A                                                            1,793,075       6.557        .46
Holderbank Financiere Glaris Ltd. (Switzerland)                                        58,938      45.211        .27
Real Estate- 0.63%
Sun Hung Kai Properties Ltd. (Hong Kong)                                            6,250,000      66.144        .40
Mitsui Fudosan Co., Ltd. (Japan)                                                    1,480,000      15.322        .09
C & P Homes, Inc. (Philippines)                                                    27,730,500      13.160        .08
Mitsubishi Estate Co., Ltd. (Japan)                                                   900,000       9.609        .06
Miscellaneous Materials & Commodities- 0.52%
Cie. de Saint-Gobain (France)                                                         325,071      49.290        .29
SGL Carbon AG (Germany)                                                               281,600      38.649        .23
Transportation: Shipping- 0.39%
Stolt-Nielsen SA, Class B (American Depositary Receipts)
 (Incorporated in Luxembourg)                                                         845,000      14.920
Stolt-Nielsen SA                                                                      837,000      14.438        .18
Nippon Yusen KK (Japan)                                                             5,110,000      18.102        .11
Bergesen D.Y. AS, Class B (Norway)                                                    785,000      17.259        .10
Metals: Steel- 0.37%
Kawasaki Steel Corp. (Japan)                                                       17,111,000      49.822        .30
Thyssen AG (Germany)                                                                   50,000      11.283        .07
Pohang Iron & Steel Co., Ltd. (South Korea)                                             7,870        .494        .00
Aerospace & Military Technology- 0.30%
Bombardier Inc., Class B (Canada)                                                   1,307,000      23.661        .14
British Aerospace PLC (United Kingdom)                                                970,000      21.755        .13
Rolls-Royce PLC (United Kingdom)                                                    1,250,000       4.685        .03
Leisure & Tourism- 0.30%
Granada Group PLC (United Kingdom)                                                  1,621,709      24.457        .15
Euro Disney SCA (France) /2/                                                        7,320,000      13.027
Euro Disney SCA, warrants, expire 2004 /2/                                          1,100,000        .237        .08
Mandarin Oriental International Ltd. (Singapore -
 Incorporated in Bermuda)                                                           9,670,312      11.894        .07
Wholesale & International Trade- 0.20%
Mitsui & Co., Ltd. (Japan)                                                          2,700,000      19.829        .12
Mitsubishi Corp. (Japan)                                                            1,447,000      12.874        .08
Transportation: Rail & Road- 0.15%
Guangshen Railway Co. Ltd., Class H (American Depositary
 Receipts) (People's Republic of China)  /2/                                        1,148,000      25.112        .15
Gold Mines- 0.14%
Ashanti Goldfields Co. Ltd. (Global Depositary Receipts)
 (Ghana)                                                                            1,501,900      20.651
Ashanti Goldfields Co. Ltd., 5.50% convertible debentures
 2003                                                                             $3,000,000        2.550        .14
Financial Services - 0.12%
ORIX Corp. (Japan)                                                                    250,500      11.042        .07
ACOM Co., Ltd. (Japan)                                                                210,000       8.747        .05
Data Processing & Reproduction- 0.08%
Olivetti SpA (Italy) /2/                                                           32,900,000      11.851        .07
Riso Kagaku Corp. (Japan)                                                              45,000       2.522        .01

Miscellaneous- 3.71%
Other equity-type securities in initial period of acquisition                                     621.493       3.71
                                                                                             -----------   --------

TOTAL EQUITY-TYPE SECURITIES (cost: $11,293.056 million)                                       14,498.245      86.62
                                                                                             -----------   --------

BONDS
                                                                                   Principal
                                                                                      Amount
                                                                                  (Millions)
Argentina Government- 0.62%
Argentina 6.75% March 2005 /3/                                                       $83.420       74.557        .45
Argentina 11.375% January 2017                                                        14.500       14.881        .09
Argentina 11.75% February 2007                                                     ARP14.000       14.072        .08

New Zealand Government- 0.31%
New Zealand 8.00% November 2006                                                    NZ$75.000       52.187        .31

Broadcasting & Publishing- 0.00%
Grupo Televisa, SA 0%/13.25% May 2008 /4/                                            $20.000      $12.850      .08%

                                                                                             -----------   --------
TOTAL BONDS (cost: $132.999 million)                                                              168.547       1.01
                                                                                             -----------   --------
SHORT-TERM SECURITIES

Corporate Short-Term Notes- 8.62%
General Electric Capital Corp. 5.31%-5.48% due 4/2-5/14/97                           $110.600     110.297        .66
Canada Bills 5.21%-5.34% due 4/21-6/9/97                                              106.900     106.168        .63
Commonwealth Bank of Australia 5.34%-5.35% due 6/5-6/12/97                             90.000      89.029        .53
National Australia Funding (Delaware) Inc. 5.29%-5.33%
 due 4/17-6/2/97                                                                       88.500      87.971        .53
Svenska Handelsbanken Group 5.35%-5.70% due 4/2-4/30/97                                84.800      84.623        .50
Toyota Motor Credit Corp. 5.28%-5.29% due 4/9-5/12/97                                  82.300      82.015        .49
ABN-AMRO North America Finance Inc. 5.28%-5.32%
 due 4/30-5/27/97                                                                      81.800      81.284        .49
Ford Credit Europe PLC 5.33%-5.51% due 4/8-4/25/97                                     79.700      79.527        .47
Halifax Building Society 5.29%-5.56% due 4/1-6/13/97                                   78.100      77.497        .46
International Lease Finance Corp. 5.26%-5.62% due 4/8-5/16/97                          77.500      77.143        .46
Deutsche Bank Financial Inc. 5.31%-5.35% due 4/14-6/10/97                              74.700      74.429        .44
International Business Machines Corp. 5.27%-5.50%
 due 4/3-5/8/97                                                                        74.000      73.815        .44
Barclays U.S. Funding Corp. 5.29%-5.365% due 4/4-6/17/97                               73.800      73.540        .44
Abbey National North America 5.27%-5.35% due 4/23-6/10/97                              60.000      59.530        .36
American Express Credit Corp. 5.31%-5.32% due 4/2-5/8/97                               58.000      57.857        .35
Bank of Montreal 5.27%-5.30% due 4/29/97                                               56.500      56.257        .34
Siemens Capital Corp. 5.27%-5.34% due 4/11-5/16/97                                     53.600      53.325        .32
Canadian Wheat Board 5.26%-5.47% due 4/28-5/20/97                                      45.000      44.729        .27
Daimler-Benz North America Corp. 5.26%-5.33% due 4/24-6/5/97                           32.000      31.839        .19
Ford Motor Credit Co. 5.32%-5.48% due 5/2-5/19/97                                      24.900      24.763        .15
Canadian Imperial Holdings Inc. 5.32% due 4/15/97                                      16.400      16.364        .10

Certificates of Deposit- 2.17%
Societe Generale 5.37%-5.43% due 4/1-5/5/97                                            80.800      80.800        .48
Canadian Imperial Bank of Commerce 5.30%-5.34%
 due 4/18-4/29/97                                                                      75.000      75.000        .45
Rabobank Nederland N.V. 5.40%-5.43% due 4/9-6/10/97                                    55.000      54.988        .33
Swiss Bank Corp. 5.41% due 4/7/97                                                      40.000      40.000        .24
Abbey National PLC 5.41% due 5/6/97                                                    40.000      39.999        .24
National Westminster Bank PLC 5.375% due 4/1/97                                        30.000      30.000        .18
Deutsche Bank AG 5.36% due 5/12/97                                                     29.000      28.998        .17
ABN-AMRO Bank 5.40% due 4/8/97                                                         13.500      13.500        .08

Federal Agency Discount Notes- 0.85%
Federal Home Loan Mortgage Corp. 5.26%-5.55% due 5/1-6/23/97                           81.800      81.168        .48
Federal National Mortgage Assn. 5.22%-5.30% due 5/7-6/6/97                             62.500      62.044        .37

Non-U.S. Government Short-Term Notes- 0.05%
International Bank for Reconstruction and Development
 12.50% July 1997                                                                  NZ$11.000        7.774        .05

Non-U.S. Currency- 0.06%
New Taiwanese Dollar                                                              NT$275.100        9.996        .06

                                                                                             -----------   --------
TOTAL SHORT-TERM SECURITIES (cost: $1,965.841 million)                                          1,966.269      11.75
                                                                                             -----------   --------

TOTAL INVESTMENT SECURITIES (cost: $13,391.896 million)                                        16,633.061      99.38
Excess of cash and receivables over payables                                                      103.982        .62
                                                                                             -----------   --------
NET ASSETS                                                                                    $16,737.043   100.00%
                                                                                             ===========   ========

/1/ Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

/2/ Non-income-producing securities.

/3/ Coupon rate may change periodically.

/4/ Represents a zero-coupon bond which will convert to an interest-bearing security at a later date.



The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Accountants.

See Notes to Financial Statements


EQUITY-TYPE SECURITIES APPEARING IN THE PORTFOLIO SINCE SEPTEMBER 30, 1996

Alcan Aluminium
B A T Industries
Bank of Scotland
Cia. Cervejaria Brahma
British Aerospace
British Telecommunications
Carrefour
Coles Myer
Daily Mail and General Trust
Delta Electronics
Deutsche Telekom
Elf Aquitaine
Enersis
Fuji Bank
Hoechst
Honda Motor
Imasco
ITC
Lloyds TSB Group
Mitsubishi Estate
RTZ
Siebe
Swire Pacific
United News & Media
Videsh Sanchar Nigam
Volkswagen
George Weston
Woodside Petroleum
Zeneca


EQUITY-TYPE SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE SEPTEMBER 30, 1996 Akzo Nobel
Atlas Copco
Autopistas, Concesionaria Espanola
Banco Popular Espanol
Banyu Pharmaceutical
BCE Mobile Communications
BICC
British Airways
Canadian National Railway
Consolidated Electric Power Asia
Continental
CS Holding
Deutsche Bank
Edison
Engen
Hitachi
Hong Kong and China Gas
Irish Life
Istituto Nazionale delle Assicurazioni
ITOCHU
Merita
Nippon Konpo Unyu Soko
Nippon Telegraph and Telephone
NV Verenigde Bedrijven Nutricia
Orbital Engine
Petron
Rank Organisation
Rogers Cantel Mobile Communications
Siemens
Sumitomo Chemical
Svenska Handelsbanken
TeleWest Communications
TNT
Uni-Charm
VA Technologie
Waste Management


EuroPacific Growth Fund
Financial Statements
----------------------------------------------                 ----------     ----------
Statement of Assets and Liabilities
at March 31, 1997 (dollars in millions)
----------------------------------------------                 ----------     ----------
ASSETS:
Investment securities at market
 (cost: $13,391.896)                                                         $16,633.061
Cash                                                                               5.109
Receivables for-
 Sales of investments                                            $141.441
 Sales of fund's shares                                            40.506
 Forward currency contracts                                         7.982
 Dividends and accrued interest                                    51.532        241.461
                                                               ----------     ----------
                                                                              16,879.631
LIABILITIES:
Payables for-
 Purchases of investments                                          98.164
 Repurchases of fund's shares                                      30.984
 Management services                                                6.792
 Accrued expenses                                                   6.648        142.588
                                                               ----------     ----------
NET ASSETS AT MARCH 31, 1997-
 Equivalent to $26.70 per share on
 626,897,929 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                                 $16,737.043
                                                                             ===========



Statement of Operations
for the year ended March 31, 1997 (dollars in millions)
----------------------------------------------                 ----------     ----------
INVESTMENT INCOME:
Income:
 Dividends                                                       $281.489
 Interest                                                         108.052       $389.541
                                                               ----------
Expenses:
 Management services fee                                           70.142
 Distribution expenses                                             34.026
 Transfer agent fee                                                13.929
 Reports to shareholders                                            1.197
 Registration statement and prospectus                              1.259
 Postage, stationery and supplies                                   1.948
 Trustees' fees                                                      .162
 Auditing and legal fees                                             .092
 Custodian fee                                                      8.284
 Taxes other than federal income tax                                 .231
 Other expenses                                                      .170        131.440
                                                               ----------     ----------
 Net investment income                                                           258.101
                                                                              ----------
REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS:
Net realized gain                                                                799.451
 Net increase in unrealized appreciation
 on investments                                                 1,092.178
 Net increase in unrealized appreciation
 on forward currency contracts                                      6.061      1,098.239
                                                               ----------     ----------
 Net realized gain and unrealized appreciation
  on investments                                                               1,897.690
                                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                   $2,155.791
                                                                             ===========





----------------------------------------------         ----------------------------------

Statement of Changes in Net Assets                            Year ended     Year ended
(dollars in millions)                                             3/31/97        3/31/96
----------------------------------------------                 ----------     ----------
OPERATIONS:
Net investment income                                         $   258.101     $  216.732
Net realized gain on investments                                  799.451        328.434
 Net increase in unrealized appreciation
 on investments                                                 1,098.239      1,281.505
                                                               ----------     ----------
 Net increase in net assets
  resulting from operations                                     2,155.791      1,826.671
                                                               ----------     ----------

DIVIDENDS AND DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
Dividends from net investment income                             (236.013)      (221.348)
Distributions from net realized gain on
 investments                                                     (503.619)       (93.827)
                                                               ----------     ----------
 Total dividends and distributions                               (739.632)      (315.175)
                                                               ----------     ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold: 195,364,825
 and 186,653,832 shares, respectively                           4,950.543      4,301.025
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 28,349,252 and 13,154,617 shares,
 respectively                                                     704.707        296.950
Cost of shares repurchased: 104,945,629
 and 102,718,162 shares, respectively                          (2,669.767)    (2,361.627)
                                                               ----------     ----------

 Net increase in net assets resulting from
  capital share transactions                                    2,985.483      2,236.348
                                                               ----------     ----------

TOTAL INCREASE IN NET ASSETS                                    4,401.642      3,747.844

NET ASSETS:
Beginning of year                                              12,335.401      8,587.557
                                                               ----------     ----------
End of year (including undistributed
 net investment income:  $50.769
 and $37.536, respectively)                                   $16,737.043    $12,335.401
                                                              ===========    ===========
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. EuroPacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in the securities of companies based outside the U.S. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Long-term and short-term securities with original or remaining maturities in excess of 60 days, including forward currency contracts, are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Trustees or a committee thereof.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

  Investment securities, cash balances, and other assets and liabilities, including forward currency contracts, denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

  Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $8,284,000 includes $121,000 that was paid by these credits rather than in cash.

  Net realized gains and net unrealized gains of the fund derived in India are subject to certain non-U.S. taxes at a rate of 10%. The fund provides for such non-U.S. taxes on investment income, net realized gains and net unrealized gains.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of March 31, 1997, net unrealized appreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $3,241,165,000, net of accumulated deferred taxes totaling $2,098,000 on unrealized appreciation of Indian securities, of which $3,676,697,000 related to appreciated securities and $435,532,000 related to depreciated securities. During the year ended March 31, 1997, the fund realized, on a tax basis, a net capital gain of $793,915,000 on securities transactions. Net gains related to non-U.S. currency transactions of $5,536,000 were treated as ordinary income for federal income tax purposes. The capital gain distributions paid in June and December, 1996 included $16,382,000 of realized non-U.S. currency gains. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $13,391,896,000 at March 31, 1997.

3. The fee of $70,142,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement in effect through March 31, 1997, provides for monthly fees, accrued daily, based on an annual rate of 0.69% of the first $500 million of average net assets; 0.59% of such assets in excess of $500 million but not exceeding $1.0 billion; 0.53% of such assets in excess of $1.0 billion but not exceeding $1.5 billion; 0.50% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.48% of such assets in excess of $2.5 billion but not exceeding $4.0 billion; 0.47% of such assets in excess of $4.0 billion but not exceeding $6.5 billion; 0.465% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; and 0.462% of such assets in excess of $10.5 billion.

  The Board of Trustees has approved a new agreement containing a reduced fee schedule. Effective April 1, 1997, fees are based on an annual rate of 0.69% of the first $500 million of average net assets; 0.59% of such assets in excess of $500 million but not exceeding $1.0 billion; 0.53% of such assets in excess of $1.0 billion but not exceeding $1.5 billion; 0.50% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.48% of such assets in excess of $2.5 billion but not exceeding $4.0 billion; 0.47% of such assets in excess of $4.0 billion but not exceeding $6.5 billion; 0.46% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; 0.45% of such assets in excess of $10.5 billion but not exceeding $17 billion; and 0.445% of such assets in excess of $17 billion.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended March 31, 1997, distribution expenses under the Plan were $34,026,000. As of March 31, 1997, accrued and unpaid distribution expenses were $2,712,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $13,929,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $10,806,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of March 31, 1997, aggregate amounts deferred and earnings thereon were $259,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of March 31, 1997, accumulated undistributed net realized gain on investments was $558,387,000 and paid-in capital was $12,256,131,000.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $5,351,778,000 and $3,324,306,000, respectively, during the year ended March 31,1997.

  Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended March 31, 1997, such non-U.S. taxes were $38,900,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $1,399,000 for the year ended March 31, 1997.

  The fund reclassified $8,855,000 from undistributed net investment income to undistributed net realized gains; $6,763,000 from undistributed net realized gains to undistributed net realized currency gains; and $423,000 from paid-in-capital to undistributed net realized gains for the year ended March 31, 1997.

  The fund may enter into forward currency contracts, which represent an agreement to exchange currencies of different countries at a specified future date at a specified rate. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Losses may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments. At March 31, 1997, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:


Non-U.S. Currency Sale Contracts

Non-U.S. Currency            Contract Amounts                        U.S. Valuation at 3/31/97

 Sale Contracts

                             Non-U.S.             U.S.               Amount                Unrealized

                                                                                           Appreciation

Japanese Yen expiring        Y6,035,175,000       $58,035,713        $50,053,549           $7,982,164

5/2/97 to 11/14/97


Per-Share Data and Ratios /1/
                                             Year
                                            ended
                                            March
                                               31
                                              1997    1996    1995       1994    1993
Net Asset Value, Beginning
 of Year                                   $24.28  $20.89  $21.95     $17.64  $16.64
                                       ---------------------------------------------
 Income From Investment
  Operations:
  Net investment income                       .46     .46     .35        .24     .22
  Net realized and unrealized
   gain (loss) on investments                3.28    3.63    (.19)       4.37    1.04
                                       ------------------------------------- -------
   Total income from investment
    operations                               3.74    4.09     .16       4.61    1.26
                                       ------------------------------------- -------
 Less Distributions:
  Dividends from net investment
   income                                    (.41)   (.49)  (.317)     (.187)  (.222)
  Dividends from net realized
   non-U.S. currency gains /2/               (.03)      -   (.003)     (.043)  (.038)
  Distributions from net
   realized gains                            (.88)   (.21)   (.90)      (.07)      -
                                       ------------------------------------- -------
   Total distributions                      (1.32)   (.70)  (1.22)      (.30)   (.26)
                                       ------------------------------------- -------
Net Asset Value, End of Year            $    26.70 $ 24.28 $ 20.89 $    21.95 $ 17.64
                                       ===================================== =======

Total Return /3/                            15.88%  19.84%    .71%     26.27%   7.69%


Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)                           $16,737 $12,335  $8,588     $6,429  $2,992
 Ratio of expenses to average
  net assets                                  .90%    .95%    .97%       .99%   1.10%
 Ratio of net income to average
  net assets                                 1.77%   2.09%   1.80%      1.13%   1.40%
 Average commissions paid per
  share /4/                                1.36 c  1.10 c   .21 c      .08 c   .25 c
 Portfolio turnover rate                    25.82%  21.77%  16.02%     21.37%  10.35%


/1/ Adjusted to reflect the 100% share dividend effective June
 10, 1993.

/2/ Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.

/3/ Calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

/4/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations.
 Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S.
 securities.

To the Board of Trustees and Shareholders of EuroPacific Growth Fund:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of EuroPacific Growth Fund (the "Fund") at March 31, 1997, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Los Angeles, California
April 30, 1997


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                                      Dividends and Distributions per Share


                                                      From Net        From Net              From Net

To Shareholders                                       Investment      Realized Short-       Realized Long-

of Record                   Payment Date              Income          term Gains            term Gains

May 31, 1996                June 3, 1996              $.08            $.042                 $.448

December 13, 1996           December 16, 1996         .36             -                     .39


  The fund makes an election under the Internal Revenue Code Section 853 to pass through non-U.S. taxes paid by the fund to its shareholders. The amount of non-U.S. taxes for the fiscal year ended March 31, 1997 is $0.06148 on a per-share basis. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their option. Generally, it is more advantageous to claim a credit rather than to take a deduction.

  Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, none of the dividends paid by the fund from net investment income represents qualifying dividends.

  Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WAS MAILED IN JANUARY 1997 UNDER SEPARATE COVER TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1996 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.